UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Histogen Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

Dear Stockholder:

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Histogen Inc., a Delaware corporation (the “Company”), will be held on , 2023 at a.m., Pacific Time via a live webcast, for the following purposes:

1.
To approve the liquidation and dissolution of the Company pursuant to the Plan of Liquidation and Dissolution (the “Plan of Dissolution”) which, if approved, will authorize the Company to liquidate and dissolve the Company in accordance with the Plan of Dissolution (the “Dissolution Proposal”); and
2.
To approve the adjournment from time to time of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Plan of Dissolution (the “Adjournment Proposal”).

After careful consideration of a number of factors, as described in the attached proxy statement, the Board of Directors of the Company (the “Board”) has unanimously determined that the Plan of Dissolution is advisable and in the best interests of the Company and its stockholders.

The Board unanimously recommends that you vote (i) “FOR” the Dissolution Proposal; and (ii) “FOR” the Adjournment Proposal.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Our Board has fixed the close of business on , 2023 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Your vote is important. Whether or not you expect to attend our Special Meeting, we encourage you to read the proxy statement accompanying this notice and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “General Information About the Special Meeting and Voting” beginning on page 1 of the proxy statement accompanying this notice. If you plan to attend our Special Meeting virtually via the live webcast and wish to vote your shares at the virtual meeting, you may do so at any time before the proxy is voted.

All stockholders are cordially invited to attend the meeting virtually.

By Order of the Board of Directors,
/s/ Susan A. Knudson
Susan A. Knudson
President, Chief Executive Officer, Chief Financial Officer and Secretary
San Diego, California , 2023

i

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON , 2023

The Board of Directors (sometimes referred to as the “Board”) of Histogen Inc. (sometimes referred to as “we,” “us,” “our,” the “Company” or “Histogen”) is soliciting the enclosed proxy for use at a special meeting of stockholders (including any adjournments, continuations or postponements thereof, the “Special Meeting”) on , 2023 at a.m., Pacific Time. The Special Meeting will be a virtual meeting, which will be conducted via live webcast.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held on , 2023.

This proxy statement and the form of proxy card for the Special Meeting (this “Proxy Statement”) are available electronically at www.virtualshareholdermeeting.com/HSTO2023SM.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Questions and Answers Regarding the Special Meeting

Why did you send me this proxy?

Our Special Meeting proxy materials are accessible at: www.virtualshareholdermeeting.com/HSTO2023SM.

We sent you this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Special Meeting of Stockholders. This proxy statement summarizes information related to your vote at the Special Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Special Meeting virtually. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or complete and submit your proxy via phone or the internet in accordance with the instructions provided on the enclosed proxy card.

We intend to begin mailing this proxy statement, the attached notice of Special Meeting and the enclosed proxy card on or about , 2023 to all stockholders of record entitled to vote at the Special Meeting.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on , 2023, the record date for the Special Meeting (the “Record Date”), are entitled to vote at the Special Meeting.

At the close of business on the Record Date, there were shares of our common stock outstanding. Common stock is the only class of stock entitled to vote at the Special Meeting. A list of our stockholders of record will be available for inspection online during the Special Meeting at www.virtualshareholdermeeting.com/HSTO2023SM, and during the ten days prior to the Special Meeting upon request.

If you would like to view the list, please contact our Secretary to schedule an appointment by calling (302) 636-5401 or writing to her directed to the Company’s agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808, or to the email address set forth in the Company’s proxy materials and/or identified on the Company’s investor relations website. The Company terminated its lease agreement for its headquarters and laboratory. Accordingly, the Company does not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Securities

Exchange Act of 1934, as amended, any stockholder communication required to be sent to the Company’s principal executive offices may be directed to the Company’s agent for service of process as stated above.

Stockholders of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting if you attend online or vote by proxy. Whether or not you plan to attend the Special Meeting online, we encourage you to vote by proxy via the Internet, by telephone or by mail, as instructed below to ensure your vote is counted.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. If you are a beneficial owner and do not wish to vote in person or you will not be attending the Special Meeting, you may vote by following the instructions provided by your broker, bank, trustee, or other nominee.

What am I voting on?

There are two proposals scheduled for a vote:

•
Proposal 1: To approve the liquidation and dissolution of the Company pursuant to the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Company to liquidate and dissolve the Company (the “Dissolution”) in accordance with the Plan of Dissolution (the “Dissolution Proposal”).
•
Proposal 2: To approve the adjournment from time to time of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Plan of Dissolution (the “Adjournment Proposal”).

How many votes do I have?

Each share of Histogen common stock that you own as of , 2023, the Record Date, entitles you to one vote at the Special Meeting.

How do I vote?

With respect to each of the Dissolution Proposal (Proposal 1) and the Adjournment Proposal (Proposal 2), you may vote “FOR,” “AGAINST” or abstain from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the virtual Special Meeting, we urge you to vote by proxy prior to the Special Meeting to ensure that your vote is counted.

•
Via the Internet: If you are a stockholder of record, you may vote at www.proxyvote.com, 24 hours a day, seven days a week by following the Internet voting instructions on your proxy card.

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By Telephone: If you are a stockholder of record, you may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week by following the telephone voting instructions on your proxy card.
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By Mail, if You Requested a Printed Copy of Your Proxy Materials: You may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our Board. If any other matter is presented at the Special Meeting, your proxy will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.
•
At the Virtual Special Meeting: The Special Meeting will be conducted solely online via live webcast. You will be able to attend and participate in the Special Meeting online and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/HSTO2023SM on , _________________, 2023, at a.m., Pacific Time. To be admitted to the Special Meeting you will need to enter the control number included in your proxy materials at www.virtualshareholdermeeting.com/HSTO2023SM. There is no physical location for the Special Meeting. We recommend you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts. Further instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/HSTO2023SM and on the proxy card.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, and requested a printed copy of the proxy materials, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. To vote during the live webcast of the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

May I revoke my proxy?

If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

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you may grant a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);
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you may notify our corporate secretary, Susan A. Knudson, in writing before the Special Meeting that you have revoked your proxy by mailing a written notice of revocation to the attention of Susan A. Knudson, Histogen Inc., directed to the Company’s agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808, or to the email address set forth in the Company’s proxy materials and/or identified on the Company’s investor relations website, after which you are entitled to submit a new proxy or vote during the virtual Special Meeting; or
•
you may vote during the live webcast of the Special Meeting.

What constitutes a quorum?

The presence at the Special Meeting, by virtual attendance or by proxy, of holders representing one-third (1/3) of our outstanding common stock as of , 2023, or approximately shares, constitutes a quorum at the meeting, permitting us to conduct our business.

What vote is required to approve each proposal?

Proposal 1 (Dissolution Proposal): Approval of the Plan of Dissolution requires the affirmative vote of a majority of all of the outstanding shares of our common stock as of the Record Date. Abstentions and broker non-votes (in other words, where a brokerage firm has not received voting instructions from the beneficial owner and for which the brokerage firm does not have discretionary power to vote on a particular matter) are counted as present and entitled to vote for purposes of determining a quorum. However, abstentions are not deemed to be votes cast and, therefore, will have the same effect as votes “AGAINST” the Dissolution Proposal. Shares of our common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon.

Proposal 2 (Adjournment Proposal): Approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of our common stock cast at the Special Meeting (whether or not a quorum is present). Failure to vote virtually or by proxy at the Special Meeting, abstentions and broker non-votes (if any) will have no effect on the outcome of the Adjournment Proposal. Shares of our common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon.

Voting results will be tabulated and certified by the inspector of election appointed for the Special Meeting.

How will my shares be voted if I do not specify how they should be voted?

If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then your shares will be voted at the Special Meeting in accordance with the Board’s recommendation on all matters presented for a vote at the Special Meeting. Similarly, if you sign and return a proxy card but do not indicate how you want to vote your shares for a particular proposal or for any of the proposals, then for any proposal for which you do not so indicate, your shares will be voted in accordance with the Board’s recommendation.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters, but may not use its discretion to vote your shares on “non-routine” matters under the rules of the New York Stock Exchange (the “NYSE”). If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.” Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. We believe that the Dissolution Proposal is a “non-routine” matter and so, without instruction from the beneficial owner of shares held in street name, the organization that holds the shares will not be able to vote on Proposal 1.

What is the effect of abstentions and broker non-votes?

Shares of common stock held by persons attending the virtual Special Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. Abstentions are not an affirmative or negative vote on a proposal, so abstaining does not count as a vote cast and has no effect for purposes of approval of the Adjournment Proposal. Approval of the Dissolution Proposal is determined by the affirmative vote of a majority of all of the outstanding shares of our common stock as of the Record Date, so abstentions will have the same effect as votes “AGAINST” the Dissolution Proposal.

Shares represented by proxies that reflect a broker non-vote will be counted as present for purposes of determining the presence of a quorum exists. As discussed above, a broker non-vote occurs when an organization holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. The Adjournment Proposal is considered a routine matter on which a broker or other nominee has discretionary authority to vote. If there are broker non-votes, they will have the same effect as votes “AGAINST” the Dissolution Proposal.

How does the Board recommend that I vote?

The Board recommends that you vote:

Proposal 1 (Dissolution Proposal): “FOR” the approval of the Dissolution pursuant to the Plan of Dissolution.

Proposal 2 (Adjournment Proposal): “FOR” the approval of the adjournment from time to time of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Plan of Dissolution.

If you vote via the Internet, by telephone, or sign and return a proxy card by mail but do not make specific choices, your shares, as permitted, will be voted as recommended by our Board. If any other matter is presented at the Special Meeting, your proxy will vote in accordance with his or her best judgment. As of the date of this Proxy Statement, we know of no matters that needed to be acted on at the Special Meeting, other than those discussed in this Proxy Statement.

Who is paying the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. The Company has engaged a proxy solicitation firm, Kingsdale Shareholder Services, U.S. LLC, 745 Fifth Avenue, Fifth Floor, New York, New York, 10151, and may conduct further solicitation personally, by telephone or by facsimile with the assistances of our officers, directors, and regular employees, none of whom will receive additional compensation for assisting with the solicitation. The Company has agreed to pay Kingsdale Advisors a fee of $12,500 for its services. We have also agreed to reimburse Kingsdale Advisors for its reasonable out-of-pocket costs associated with solicitation of proxies, plus an additional performance fee payable in the event Proposal 1 is approved by our stockholders. We will also ask banks, brokers and other institutions, nominees, and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Our costs for forwarding proxy materials will not be significant.

Whom may I contact if I have other questions about the Special Meeting or voting?

Shareholders of Histogen who have questions or require assistance with voting their shares may contact Histogen’s strategic shareholder advisor and proxy solicitation agent: Kingsdale Advisors, by telephone at 1-888-212-9553 (North American Toll Free) or 1-646-741-7961 (Outside North America), or by email at: contactus@kingsdaleadvisors.com. To obtain information about voting your Histogen shares, please visit www.histogenvote.com.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. We will publish the final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we will file a Form 8-K to publish the preliminary voting results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Questions and Answers Regarding the Plan of Dissolution

Why is the Board recommending approval of the Plan of Dissolution?

The Board carefully reviewed and considered the Plan of Dissolution in light of the financial position of the Company, including our available cash, resources and operations following and our previously announced review and pursuit of strategic alternatives. After due consideration of the options available to the Company, our Board has determined that the Dissolution is advisable and in the best interests of the Company and our stockholders. See “Proposal 1: Approval of the Dissolution Pursuant to the Plan of Dissolution — Reasons for the Proposed Dissolution.”

What does the Plan of Dissolution entail?

The Plan of Dissolution provides an outline of the steps for the Dissolution of the Company under Delaware law. The Plan of Dissolution provides that we will file the Certificate of Dissolution following the required stockholder approval; however, the decision of whether or not to proceed with the Dissolution and when to file the Certificate of Dissolution will be made by the Board in its sole discretion.

What will happen if the Plan of Dissolution is approved?

If the Plan of Dissolution is authorized, we expect to file a Certificate of Dissolution with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”), complete the liquidation of our remaining assets, satisfy our remaining obligations, and make distributions to stockholders of available liquidation proceeds, if any. We expect to close our stock transfer books and to discontinue recording transfers and issuing stock certificates on or around the date that the Certificate of Dissolution filed with the Delaware Secretary of State becomes effective (the “Effective Date”). The Effective Date will be announced as soon as reasonably practicable after that time. We anticipate that we will notify the Financial Industry Regulatory Authority (“FINRA”) of our impending dissolution and request that our common stock permanently stop trading on the Nasdaq Stock Market LLC (“Nasdaq”) to the extent not previously delisted and deregistered from trading on Nasdaq.

What will stockholders receive in the liquidation?

Pursuant to the Plan of Dissolution, we intend to liquidate all of our remaining non-cash assets and, after satisfying or making reasonable provision for the satisfaction of claims, obligations and liabilities as required by applicable law, distribute any remaining cash to our stockholders. We can only estimate the amount of cash that may be available for distribution to stockholders. We estimate that the aggregate amount of cash distributions to stockholders will be in the range of $ and $ per share of common stock, provided, however, that we may not have any available cash for distributions.

Many of the factors influencing the amount of cash distributed to stockholders as a liquidation distribution cannot be currently quantified with certainty and are subject to change. Accordingly, you will not know the exact amount of any liquidating distributions you may receive as a result of the Dissolution when you vote on the Dissolution Proposal. You may receive no distribution at all.

When will stockholders receive payment of any available liquidation proceeds?

Although we are not able to predict with certainty the precise nature, amount or timing of distributions, if any, to the extent we have available cash, we expect to make an initial distribution as soon as reasonably practicable following the Effective Date. We are not able to predict with certainty the precise nature, amount or timing of any distributions, primarily due to our inability to predict the amount that we will expend during the course of the liquidation and the net value, if any, of our remaining non-cash assets. Subject to contingencies inherent in winding up our business, the Board additionally intends to authorize any distributions as promptly as reasonably practicable in our best interests and the best interests of stockholders. The Board, in its discretion, will determine the nature, amount and timing of all distributions. In any liquidation of the Company, the claims of secured and unsecured creditors of the Company take priority over the stockholders.

What will happen to our common stock if the Certificate of Dissolution is filed with the Secretary of State of Delaware?

If the Certificate of Dissolution is filed with the Secretary of State, our common stock (if not previously delisted and deregistered) will be delisted from the Nasdaq and deregistered under the Exchange Act. From and after the effective time of the Certificate of Dissolution (the “Effective Time”), and subject to applicable law, each holder of shares of our common stock shall cease to have any rights in respect of that stock, except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Dissolution and the DGCL. After the Effective Time, our stock transfer records shall be closed, and we will not record or recognize any transfer of our common stock occurring after the Effective Time, except, in our sole discretion, such transfers occurring by will, intestate succession or operation of law as to which we have received adequate written notice. Under the DGCL, no stockholder shall have any appraisal rights in connection with the Dissolution.

What is the reporting and listing status of the Company?

Based upon the determination by Nasdaq’s Listing Qualifications Department (the “Staff”) that the Company is a “public shell” as that term is defined in Nasdaq Listing Rule 5101, the Staff notified the Company on September 26, 2023 that trading in the Company’s stock would be suspended upon the opening of business on October 5, 2023 unless the Company timely requests a hearing before a Nasdaq Hearings Panel to address the deficiencies and present a plan to regain compliance. We do not expect to request a hearing and trading in the Company’s stock is expected to be suspended on the opening of business on October 5, 2023. Thereafter, Nasdaq will file a Form 25 with the SEC to formally delist the Company’s stock. Nasdaq has not specified the exact date on which the Form 25 will be filed. Following such delisting, our common stock may only trade in the U.S. on the over-the-counter market, which is a less liquid market, if at all.

If the Dissolution is approved by our stockholders and if the Board determines to proceed with the Dissolution, we will close our transfer books at the Effective Time. After such time, we will not record any further transfers of our common stock, except pursuant to the provisions of a deceased stockholder’s will, intestate succession, or operation of law and we will not issue any new stock certificates, other than replacement certificates. In addition, after the Effective Time, we will not issue any shares of our common stock upon exercise of outstanding options, warrants, or restricted stock units. As a result of the closing of our transfer books, it is anticipated that distributions, if any, made in connection with the Dissolution will likely be made pro rata to the same stockholders of record as the stockholders of record as of the Effective Time, and it is anticipated that no further transfers of record ownership of our common stock will occur after the Effective Time.

Additionally, whether or not the Dissolution is approved, we will have an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) until we have exited such reporting requirements. We did not request a hearing before the Nasdaq Hearings Panel with respect to the delisting of our common stock on Nasdaq and plan to initiate steps to exit from certain reporting requirements under the Exchange Act.

However, such process may be protracted and we may be required to continue to file Current Reports on Form 8-K to disclose material events, including those related to the Dissolution. Accordingly, we will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with public company reporting requirements and paying its service providers, among others.

Can I still sell my shares?

Yes, for a limited period of time. However, the Board may direct that our stock transfer books be closed and recording of transfers of common stock discontinued as of the earliest of:

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the close of business on the record date fixed by our Board for the first or any subsequent installment of any liquidating distribution;
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the close of business on the date on which our remaining assets are transferred to a liquidating trust; or
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the date on or as soon as reasonably practicable after which we file our Certificate of Dissolution with the Delaware Secretary of State.

Further, we expect that the Board will close our stock transfer books on or around the Effective Date (such actual time, the “Final Record Date”). Following the Final Record Date, certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new stock certificates.

Do I have appraisal rights?

No. Under the Delaware General Corporation Law (“DGCL”), stockholders are not entitled to assert appraisal rights with respect to the Plan of Dissolution. Neither our Amended and Restated Certificate of Incorporation nor our Amended and Restated Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Dissolution, and we do not intend to independently provide stockholders with any such right.

Are there any risks related to the Dissolution?

Yes. You should carefully review the section entitled “Risk Factors” beginning on page 11 of this proxy statement for a description of risks related to the Dissolution.

Will I owe any U.S. federal income taxes as a result of the Dissolution?

If the Dissolution is approved and implemented, a stockholder that is a U.S. person generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the stockholder with respect to each share, less any known liabilities assumed by the stockholder or to which the distributed property (if any) is subject, and (2) the stockholder’s adjusted tax basis in each share of our common stock. You are urged to read the section entitled “Proposal 1 —  Approval of the Dissolution Pursuant to the Plan of Dissolution —Certain Material U.S. Federal Income Tax Consequences” beginning on page 31 of this proxy statement for a summary of certain material U.S. federal income tax consequences of the Dissolution, including the ownership of an interest in a liquidating trust, if any.

CAUTIONARY NOTE REGARDING FORWARD LOOKING-STATEMENTS

This Proxy Statement, including Annex A attached hereto, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on current expectations and beliefs and involve numerous known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These forward-looking statements should not be relied upon as predictions of future events as it cannot be assured that the events or circumstances reflected in these statements will be achieved or will occur. In some cases, forward-looking statements can be identified by the use of terminology such as “anticipates,” “believes,” “continue,” “estimates,” “expects,” “intends,” “may,” “opportunity,” “plans,” “potential,” “predicts,” “targets,” “will” or the negative thereof or other comparable terminology. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, forward-looking statements include, but are not limited to statements regarding:

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beliefs about the Company’s available options, strategic alternatives and financial condition;
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the proposed Dissolution pursuant to the Plan of Dissolution;
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the amount and timing of distributions made to stockholders, if any, in connection with the Dissolution;
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the plans and objectives of management for future operations;
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the timing, implementation or success of our Plan of Dissolution;
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future economic conditions or performance; and
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assumptions underlying any of the foregoing.

The forward-looking statements in this Proxy Statement are only predictions. Although we believe that the expectations presented in the forward-looking statements contained herein are reasonable at the time of filing, there can be no assurance that such expectations or any of the forward-looking statements will prove to be correct. These forward-looking statements, including with respect to the timing and success of the Dissolution pursuant to the Plan of Dissolution, are subject to inherent risks and uncertainties, including, among other things:

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the availability, timing and amount of liquidating distributions;
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the amounts that will need to be set aside by us;
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the adequacy of contingency reserves to satisfy our obligations;
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our ability to favorably resolve certain potential tax claims, litigation matters and other unresolved contingent liabilities;
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the amount of proceeds that might be realized from the sale or other disposition of our assets;
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the application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations;
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the incurrence by us of expenses relating to the Dissolution; and
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the ability of our Board to abandon, modify or delay implementation of the Plan of Dissolution, even after stockholder approval.

Further information regarding the risks, uncertainties and other factors that could cause actual results to differ from the results in these forward-looking are discussed under the section entitled “Risk Factors” set forth below, and for the reasons described elsewhere in this Proxy Statement. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in our periodic reports and documents filed with the SEC. See the section titled “Where You Can Find More Information” in this Proxy Statement. There can be no assurance that the Dissolution will be completed pursuant to the Plan of Dissolution, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the Dissolution will be realized.

If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, our results following completion of the Dissolution could differ materially from the forward-looking statements. All forward-looking statements and reasons why results may differ included in this Proxy Statement are made as of the date hereof. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. We do not undertake any obligation (and expressly disclaim any such obligation) to publicly update any forward-looking statement to reflect events or circumstances after the date on which any statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Proxy Statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements:

RISK FACTORS

In addition to the other information included and incorporated by reference into this Proxy Statement, including the matters addressed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements,” you should carefully consider the following risks before deciding whether to vote for the approval of the Dissolution Proposal and the Adjournment Proposal, as well as the risks described in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023, which is filed with the SEC and incorporated by reference into this Proxy Statement. You should also read and consider the other information in this Proxy Statement and the other documents incorporated by reference into this Proxy Statement. See the section entitled “Where You Can Find More Information,” beginning on page 36 of this Proxy Statement. Any of these risks, as well as other risks and uncertainties, could materially and adversely affect our business, results of operations and financial condition, which in turn could materially and adversely affect the trading price of shares of our common stock. Stockholders should keep in mind that the risks below are not the only risks that are relevant to your voting decision. Additional risks not currently known or currently material to us may also harm our business.

Risks Related to the Dissolution

We cannot assure you as to the amount of distributions, if any, to be made to our stockholders.

If our stockholders approve the Dissolution, we estimate that we will have between approximately $ to $ million of cash that we will be able to distribute to our stockholders in connection with the Dissolution, which implies a per share distribution of between $ and $ based on fully diluted shares outstanding as of , 2023. This amount may be paid in one or more distributions. We cannot predict the timing or amount of any such distributions, as uncertainties exist as to the value we may receive upon the sale of all or substantially all of our assets, the net value of any remaining assets after such sales are completed, the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions. These and other factors make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to stockholders or the timing of any such distributions. In addition, as discussed below under the heading “Risks Related to the Dissolution—The amount of cash available to distribute to our stockholders depends on our ability to dispose of certain of our non-cash assets,” there are many factors impacting our ability to successfully execute the sale or disposition of certain of our non-cash assets. As a result of these and other risks and uncertainties, we have provided a wide range of cash that we estimate may be available to distribute to our stockholders in connection with the Dissolution.

Without limiting its flexibility, our Board may, at its option, rely on the “safe harbor” procedures under Sections 280 and 281(a) of the DGCL to, among other things, obtain an order from the Delaware Court of Chancery establishing the amount and form of security for contested known, contingent and potential future claims that are likely to arise or become known within five years filing of the Certificate of Dissolution (or such longer period of time as the Delaware Court of Chancery may determine not to exceed ten years) (the “Court Order”), and pay or make reasonable provision for our uncontested known claims and expenses and establish reserves for other claims as required by the Court Order and the DGCL. Should we obtain such a Court Order, we expect to distribute all of our remaining assets in excess of the amount to be used by us to pay claims and fund the reserves required by the Court Order and pay our operating expenses through the completion of the dissolution and winding-up process to our stockholders. The Court Order, if we chose to obtain one, would reflect the Delaware Court of Chancery’s own determination as to the amount and form of security reasonably likely to be sufficient to provide compensation for all known, contingent and potential future claims against us. There can be no assurances that the Delaware Court of Chancery would not require us to withhold additional amounts in excess of the amounts that we believe are sufficient to satisfy our potential claims and liabilities. Accordingly, stockholders may not receive any distributions of our remaining assets for a substantial period of time.

In addition, there are numerous factors that could impact the amount of the reserves to be determined by any such Court Order, and consequently the amount of cash initially available for distribution, if any, to our stockholders following the effective time of the Dissolution, including without limitation:

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whether any potential liabilities are resolved prior to the filing of the Certificate of Dissolution;
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whether any claim is resolved or barred pursuant to Section 280 of the DGCL;

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unanticipated costs relating to the defense, satisfaction or settlement of existing or future lawsuits or other claims threatened against us;
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whether unforeseen claims are asserted against us, in which case we would have to defend or resolve such claims and/or be required to establish additional reserves to provide for such claims; and
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whether any of the expenses incurred in the winding-up process, including expenses of required personnel and other operating expenses (including legal, accounting and other professional fees) necessary to dissolve and liquidate the Company, are more or less than our estimates.

Further, the amount of any distributable proceeds and our ability to make distributions to our stockholders depends on our ability to sell or otherwise dispose of our remaining non-cash assets in order to attain the highest value for such non-cash assets and maximize value for our stockholders and creditors, which is subject to significant risks and uncertainties.

In addition, as we wind down, we will continue to incur expenses from operations, such as operating costs, salaries, rental payments, directors’ and officers’ insurance, payroll and local taxes; and other legal, accounting and financial advisory fees, which will reduce any amounts available for distribution to our stockholders.

As a result of these and other factors, we cannot assure you as to any amounts to be distributed to our stockholders if our Board proceeds with the Dissolution. If our stockholders do not approve the Dissolution Proposal, no liquidating distributions will be made. See the section entitled “Estimated Liquidating Distributions” beginning on page 20 of this Proxy Statement for a description of the assumptions underlying and sensitivities of our estimate of the total cash distributions to our stockholders in the Dissolution.

Liquidating distributions to stockholders could be substantially reduced and/or delayed due to uncertainty regarding the resolution of certain potential tax claims, litigation matters and other unresolved contingent liabilities of the Company.

Without limiting its flexibility, our Board may, at its option, rely on the “safe harbor” procedures under Sections 280 and 281(a) of the DGCL to, among other things, obtain the Court Order establishing the amount and form of security for pending claims for which the Company is a party, contingent or unmatured contract claims for which the holder declined the Company’s offer of a security, and unknown claims that, based on facts known to the Company, are likely to arise or become known within five years filing of the Certificate of Dissolution (or such longer period of time, not to exceed ten years, as the Delaware Court of Chancery may determine), and pay or make reasonable provision for our uncontested known claims and expenses and establish reserves for other claims as required by the Court Order and the DGCL.

Whether any remaining assets or cash of the Company can be used to make liquidating distributions to stockholders would depend on whether claims for which we have set aside reserves are resolved or satisfied at amounts less than such reserves and whether a need has arisen to establish additional reserves. We cannot assure stockholders that our liabilities can be resolved for less than the amounts we have reserved, or that unknown liabilities that have not been accounted for will not arise. As a result, we may continue to hold back funds and delay additional liquidating distributions to stockholders. It is important for us to retain sufficient funds to pay the expenses and liabilities actually owed to our creditors, because under the DGCL, if the we fail to do so, each stockholder could be held liable for the repayment to creditors, out of the amounts previously distributed to such stockholder in the Dissolution from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess (up to the full amount actually received by such stockholder in Dissolution).

We cannot predict the timing of the distributions to stockholders.

Following the sale or other disposition of our remaining non-cash assets, or such earlier time as our Board determines in its sole discretion, we will file the Certificate of Dissolution as soon as practicable and in accordance with the DGCL.

We are currently targeting, if approved by our stockholders, a filing of the Certificate of Dissolution as soon as practical following the Special Meeting. Ultimately, the decision of whether or not to proceed with the Dissolution will be made by our Board in its sole discretion. If our stockholders approve the Plan of Dissolution, our Board has not set a deadline to make its decision to proceed with the effectiveness of the Dissolution. No further stockholder approval would be required to effect the Dissolution. However, if our Board determines that the Dissolution is not in the best interests of the Company and our stockholders, our Board may, in its sole discretion, abandon the Dissolution or may amend or modify the Plan of Dissolution to the extent permitted by Delaware law without the necessity of further stockholder approval. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.

Our Board will determine, in its sole discretion and in its own timing, the timing of any distributions to our stockholders in the Dissolution. We can provide no assurance as to if or when any such distribution will be made, and we cannot provide any assurance as to the amount to be paid to stockholder in any such distribution, if one is made. The Board intends to seek to distribute funds to our stockholders as quickly as possible, as permitted by the DGCL, and will take all reasonable actions to optimize the distributable value to our stockholders.

Under the DGCL, before a dissolved corporation may make any distribution to its stockholders, it must pay or make reasonable provision to pay all of its claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation. The precise amount and timing of any distributions to our stockholders will depend on and could be delayed or diminished due to many factors, including without limitation:

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whether a claim is resolved for more than the amount of reserve established for such claim pursuant to any Court Order;
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whether we are unable to resolve claims with creditors or other third parties, or if such resolutions take longer than expected;
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whether a creditor or other third party seeks an injunction against the making of additional distributions to stockholders on the basis that the amounts to be distributed are needed to satisfy our liabilities or other obligations to the extent not previously reserved for;
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whether due to new facts and developments, a new claim, as our Board reasonably determines, requires additional funds to be reserved for its satisfaction; and
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whether the expenses we incur in the winding-up process, including expenses of personnel required and other operating expenses (including legal, accounting and other professional fees), necessary to dissolve and liquidate the Company are more than anticipated.

As a result of these and other factors, it might take significant time to resolve these matters, and as a result we are unable to predict the timing of distributions, if any are made, to our stockholders.

The Dissolution pursuant to the Plan of Dissolution may be disrupted and adversely impacted by the effects of natural disasters, political crises, public health crises, and other events outside of our control.

Natural disasters, such as adverse weather, fires, earthquakes, power shortages and outages, political crises, such as terrorism, war, political instability, or other conflict, criminal activities, public health crises, such as disease epidemics and pandemics, and other disruptions or events outside of our control could negatively affect our operations. Any of these events may cause a delay in our targeted timing to file the Certificate of Dissolution with the Delaware Secretary of State.

The amount of cash available to distribute to our stockholders depends on our ability to dispose of certain of our non-cash assets.

Our efforts to enhance stockholder value through the sale or other disposition of our remaining non-cash assets may not be successful, which would significantly reduce, or eliminate, the cash or value of other non-cash assets available for distribution to our stockholders. We cannot assure you that our efforts to enhance stockholder value will succeed. There will be risks associated with any potential transactions, including whether offers for our remaining non-cash assets will be at valuations that we deem reasonable. Moreover, we are not able to predict how long it will take to consummate the sale or other disposition of our remaining non-cash assets, the delay of which may impact the timing of the Dissolution. We intend for any sale or other disposition of assets to occur prior to the Special Meeting. However, the timing and terms of such a sale or other disposition will depend on a variety of factors, many of which are beyond our control. A delay in, or failure to complete, any such transaction could have an effect on our stock price and the amount of any potential distributions to our stockholders.

In addition, our ability to successfully complete such a sale or other disposition could be negatively affected by adverse macroeconomic and geopolitical developments, both in the United States and elsewhere around the world. We are exploring and evaluating potential transactions, the success or timing of which may be impacted by a general economic slowdown or recession. In order to successfully monetize our assets, we must identify and complete one or more transactions with third parties. Even if we are able to identify potential transactions in furtherance of the sale or other disposition of our remaining non-cash assets, such buyers may be operationally constrained or unable to locate financing on attractive terms or at all, which risk may be heightened due to the uncertainty of a potential general economic slowdown or recession. Additionally, if financing is unavailable to potential buyers of our assets, or if potential buyers are unwilling to engage in various transactions due to the uncertainty in the market or rising interest rates, our ability to complete such acquisition would be significantly impaired.

Any negative impact on such third parties due to any of the foregoing events could cause costly delays and have a material adverse effect on our ability to return value to our stockholders, including our ability to realize full value from a sale or other disposition of certain of our non-cash assets as part of our monetization strategy. Any such negative impacts could also reduce the amount of cash or other property we are able to distribute to our stockholders.

Our Board may determine not to proceed with the Dissolution.

Even if the Dissolution Proposal is approved by our stockholders, our Board may determine, in the exercise of its fiduciary duties, not to proceed with the Dissolution. If our Board elects to pursue any alternative to the Plan of Dissolution, our stockholders may not receive any of the funds that might otherwise be available for distribution to our stockholders. Additionally, as discussed above under the heading “—We cannot predict the timing of the distributions to stockholders”, the decision of whether or not to proceed with the Dissolution will be made by our Board in its sole discretion and our Board has not set a deadline to make its decision to proceed with or abandon the Dissolution after stockholder approval. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.

Our stockholders may be liable to our creditors for part or all of the amount received from us in our liquidating distributions if reserves are inadequate.

If the Dissolution becomes effective, we may establish a contingency reserve designed to satisfy any additional claims and obligations that may arise, including any claims from holders of the Company’s Common Stock, options to purchase Common Stock and/or warrants to purchase Common Stock or preferred stock of the Company. Any contingency reserve may not be adequate to cover all of our claims and obligations. Under the DGCL, if we fail to create an adequate contingency reserve for payment of our expenses, claims and obligations, each stockholder could be held liable for payment to our creditors for claims brought during the three-year period after we file the Certificate of Dissolution with the Delaware Secretary of State, up to the lesser of (i) such stockholder’s pro rata share of amounts owed to creditors in excess of the contingency reserve and (ii) the amounts previously received by such stockholder in dissolution from us and from any liquidating trust or trusts. Accordingly, in such event, a stockholder could be required to return part or all of the distributions previously made to such stockholder pursuant to the Dissolution, and a stockholder could receive nothing from us under the Plan of Dissolution. Moreover, if a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amounts received could result in a situation in which such repayment does not result in a commensurate refund of such taxes paid.

Our directors and officers will continue to receive benefits from the Company following the Dissolution.

Following the effective date of the Dissolution, we will continue to indemnify each of our current and former directors and officers to the extent permitted under the DGCL and our certificate of incorporation, amended and restated bylaws and agreements as in effect at the time of the filing of the Certificate of Dissolution. In addition, we intend to maintain directors’ and officers’ insurance coverage throughout the wind down period.

We will continue to incur the expenses of complying with public company reporting requirements.

We have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even though compliance with such reporting requirements is economically burdensome. In order to curtail expenses, we currently intend, after the filing of the Certificate of Dissolution, to seek relief from the SEC from the reporting requirements under the Exchange Act.

However, the SEC may not grant any such relief, in which case we would be required to continue to bear the expense of being a public reporting company.

If stockholders vote against the Dissolution pursuant to the Plan and Dissolution, we may pursue other alternatives, but there can be no assurance that any of these alternatives would result in greater stockholder value than the proposed Dissolution, and any alternative we select may entail additional risks.

In July 2023, we announced that, in light of our financial condition and review of its business, including the status of programs, resources and capabilities, our Board had approved a plan to review strategic alternatives, including a sale or merger of the Company or one or more sales of our assets, and to significantly and immediately reduce our operations. After an extensive review of strategic alternatives, we have been unable to identify any meaningful financial alternatives, a merger partner or purchaser of our Company or substantially all of our assets. In September 2023, after extensive consideration of potential strategic alternatives, our Board approved and adopted the Plan of Dissolution that would include the distribution of remaining cash to stockholders following an orderly wind down of the company’s operations, including any proceeds from the potential sale of any pipeline assets. In order to reduce costs and in connection with the Plan of Dissolution, we discontinued all clinical development programs and reduced our workforce, including the termination of all employees except for two employees at the end of September.

If our stockholders do not approve the Dissolution Proposal, the Board will continue its corporate existence and continue to explore what, if any, alternatives are available for the future of the Company in light of its discontinued business activities; however, those alternatives are likely limited to seeking voluntary dissolution at a later time with potentially diminished assets, seeking bankruptcy protection (should our net assets decline to levels that would require such action) or investing our cash in another operating business.

There can be no assurance that any of these alternatives would result in greater stockholder value than the proposed Dissolution pursuant to the Plan of Dissolution. Moreover, any alternative we select may entail additional risks. In addition to the risks described above, you should carefully consider the risks described in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023 filed with the SEC, our subsequent Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 to be filed with the SEC and other documents we file with or furnish to the SEC.

Our stockholders will not be able to buy or sell shares of our common stock after we close our stock transfer books on the Final Record Date.

If the Board determines to proceed with the Dissolution, we intend to close our stock transfer books and discontinue recording transfers of our common stock at the effective time of the Dissolution as set forth in the

Certificate of Dissolution. After we close our stock transfer books, we will not record any further transfers of our common stock on our books except by will, intestate succession or operation of law. Therefore, shares of our common stock will not be freely transferable after the Final Record Date. As a result of the closing of the stock transfer books, all liquidating distributions from a liquidating trust, if any, or from us after the Final Record Date will be made pro rata to the same stockholders of record as the stockholders of record as of the Final Record Date.

We plan to initiate steps to exit from certain reporting requirements under the Exchange Act, which may substantially reduce publicly available information about us. If the exit process is protracted, we will continue to bear the expense of being a public reporting company despite having no source of revenue.

Our common stock is currently registered under the Exchange Act, which requires that we, and our officers and directors with respect to Section 16 of the Exchange Act, comply with certain public reporting and proxy statement requirements thereunder. Compliance with these requirements is costly and time-consuming. We plan to initiate steps to exit from such reporting requirements in order to curtail expenses; however, such process may be protracted and we may be required to continue to file Current Reports on Form 8-K or other reports to disclose material events, including those related to the Dissolution. Accordingly, we will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with public company reporting requirements and paying its service providers, among others. If our reporting obligations cease, publicly available information about us will be substantially reduced.

Stockholders may not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.

Distributions made pursuant to the Plan of Dissolution are intended to be treated as received by a stockholder in exchange for the stockholder’s shares of our common stock. Accordingly, the amount of any such distribution allocable to a block of shares of our common stock owned by a U.S. stockholder will reduce the stockholder’s tax basis in such shares, but not below zero. Any excess amount allocable to such shares will be taxable as capital gain. Such gain generally will be taxable as long-term capital gain if the shares have been held for more than one year. Any tax basis remaining in a share of our common stock following the final liquidating distribution by the Company will be treated as a capital loss. The deductibility of capital losses is subject to limitations. For a more detailed discussion, see “Certain Material U.S. Federal Income Tax Consequences” beginning on page 31 of this Proxy Statement. You should consult your tax advisor as to the particular tax consequences of the Dissolution to you, including the applicability of any U.S. federal, state, local and non-U.S. tax laws.

The tax treatment of any liquidating distribution may vary from stockholder to stockholder, and the discussions in this proxy statement regarding tax consequences are general in nature.

We have not requested a ruling from the IRS with respect to the anticipated tax consequences of the Dissolution, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of any liquidating distributions. If any of the anticipated tax consequences described in this proxy statement prove to be incorrect, the result could be increased taxation at the corporate or stockholder level, thus reducing the benefit to our stockholders and us from the Dissolution. Tax considerations applicable to particular stockholders may vary with and be contingent on the stockholder’s individual circumstances. You should consult your own tax advisor for tax advice instead of relying on the discussions of tax consequences in this proxy statement.

Further stockholder approval will not be required in connection with the implementation of the Plan of Dissolution, including the sale or disposition of all or substantially all of our assets following the effective time of the Dissolution pursuant to the Plan of Dissolution.

The approval of the Dissolution Proposal by the requisite vote of the stockholders will grant full and complete authority to our Board and officers, without further stockholder action, to proceed with the Dissolution pursuant to Plan of Dissolution in accordance with any applicable provision of Delaware law. Following the effective time of the Dissolution, we may sell, distribute or otherwise dispose of our remaining non-cash assets without further stockholder approval. As a result, stockholders will no longer have the opportunity to approve or reject a sale of all or substantially all of our assets after the Certificate of Dissolution has been filed and the Plan of Dissolution provides for ratification of any prior sales and disposition of our assets. Also, after the effective time, the Board may, in order to maximize value for our stockholders and creditors, authorize actions in implementing the Plan of Dissolution, including the specific terms and prices for the sales and dispositions of its remaining assets, with which stockholders may not agree. Although we are currently targeting, if approved by our stockholders, a filing of the Certificate of Dissolution as soon as practical following the Special Meeting as discussed above under the heading “—We cannot predict the timing of the distributions to stockholders”, ultimately, the decision of when and whether or not to proceed with the Dissolution will be made by the Board in its sole discretion.

We can abandon or revoke the Dissolution and this may cause prior distributions made in liquidation to be treated as dividends.

By approving the Dissolution Proposal, stockholders will also be granting our Board the authority, notwithstanding stockholder approval of the Dissolution Proposal, to abandon the Dissolution prior to the filing of the Certificate of Dissolution without further stockholder action, if our Board determines that the Dissolution is not in the best interests of us and our stockholders.

After the filing of the Certificate of Dissolution, our Board may revoke the Dissolution if holders of a majority of the voting power of our common stock entitled to vote on the Dissolution Proposal approve a resolution adopted by our Board recommending such revocation. If the Dissolution is abandoned or revoked, then all prior distributions made in liquidation to stockholders may be treated as dividends to the extent of our current and accumulated earnings and profits. See “Certain Material U.S. Federal Income Tax Consequences” beginning on page 31 of this Proxy Statement

MATTERS FOR APPROVAL AT THE SPECIAL MEETING

PROPOSAL 1:

APPROVAL OF THE DISSOLUTION PURSUANT TO THE PLAN OF DISSOLUTION

General

At the Special Meeting, our stockholders will be asked to approve the Dissolution Proposal, which authorizes the Dissolution pursuant to the Plan of Dissolution. Our Board has determined that the Dissolution is advisable and in the best interests of the Company and its stockholders, approved the Dissolution and adopted the Plan of Dissolution on September 18, 2023, subject to stockholder approval.

If we consummate the Dissolution pursuant to the Plan of Dissolution, we will cease conducting our business, wind up our affairs, dispose of our non-cash assets, pay or otherwise provide for our obligations, and distribute our remaining assets, if any, during a post-dissolution period of at least three years, as required by the DGCL (the “Survival Period”). The effective time of the Dissolution will be when the Certificate of Dissolution is filed with the office of the Delaware Secretary of State or such later date and time, as provided in the Certificate of Dissolution. With respect to the Dissolution, we will follow the dissolution and winding up procedures prescribed by the DGCL, as described in further detail under the heading “Dissolution Under Delaware Law” beginning on page 22 of this Proxy Statement. In the event our stockholders approve the Dissolution Proposal, we currently plan to file the Certificate of Dissolution with the Delaware Secretary of State as soon as practical following the Special Meeting, however, such filing may be delayed as determined by our Board in its sole discretion, as described in more detail below.

Following the filing of the Certificate of Dissolution, in accordance with the applicable provisions of the DGCL, our Board will proceed to wind up the Company’s affairs. Authorization of the Dissolution by the holders of a majority of our outstanding common stock shall constitute the authorization of the sale, exchange or other disposition in liquidation of all of the remaining property and assets of the Company after the effective time of the Dissolution, whether the sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of any and all contracts for sale, exchange or other disposition that are conditioned on stockholder approval. Without limiting its flexibility, our Board may, at its option, rely on the “safe harbor” procedures under Sections 280 and 281(a) of the DGCL to, among other things, obtain an order from the Delaware Court of Chancery establishing the amount and form of security for contested known, contingent and potential future claims that are likely to arise or become known within five years filing of the Certificate of Dissolution (or such longer period of time as the Delaware Court of Chancery may determine not to exceed ten years) (the “Court Order”). We would pay or make reasonable provision for our uncontested known claims and expenses and establish reserves for other claims as required by any Court Order. The remaining assets or cash of the Company would be used to make liquidating distributions to our stockholders.

Subject to the requirements of the DGCL and our Plan of Dissolution, as further described below, we will use our existing cash to pay for our winding up procedures, including:

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income and other taxes;
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the costs associated with our Dissolution and winding up over the Survival Period; these costs may include, among others, expenses necessary to the implementation and administration of our Plan of Dissolution and fees and other amounts payable to professional advisors (including legal counsel, financial advisors and others) and to consultants and others assisting us with our Dissolution;
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any claims by others against us that we do not reject as part of the dissolution process;
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any amounts owed by us under contracts with third parties;
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the funding of any reserves or other security we are required to establish, or deem appropriate to establish,

to pay for asserted claims (including lawsuits) and possible future claims, as further described below; and
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solely to the extent remaining after provision for the above-described payments, liquidating distributions to be made to our stockholders, which distributions may be made from time to time as available and in accordance with the DGCL procedures described below.

If our stockholders do not approve the Dissolution Proposal at the Special Meeting, we will continue our corporate existence and our Board will continue to explore alternatives for returning capital to stockholders in a manner intended to maximize stockholder value; however, those alternatives are likely limited to seeking voluntary dissolution at a later time with potentially diminished assets, seeking bankruptcy protection (should our net assets decline to levels that would require such action) or investing our cash in another operating business.

Our liquidation, winding up and distribution procedures will be further guided by the Plan of Dissolution, as described in further detail under the heading “Principal Provisions of the Plan of Dissolution” beginning on page 23 of this Proxy Statement. You should carefully consider the risk factors relating to the Dissolution and described under the heading “Risks Related to the Dissolution” beginning on page 11 of this Proxy Statement.

A copy of the Plan of Dissolution is attached as Annex A to this Proxy Statement and incorporated herein by reference. The material features of the Plan of Dissolution are summarized below. We urge stockholders to carefully read the Plan of Dissolution in its entirety.

Background of the Proposed Dissolution

Historically, we were a clinical-stage therapeutics company focused on developing potential first-in-class clinical and preclinical small molecule pan-caspase and caspase selective inhibitors that protect the body’s natural process to restore immune function.

On July 5, 2023, we announced that the Company, post completing a careful review of our business, including the status of programs, resources and capabilities, had turned its primary focus to evaluation of strategic alternatives with the intent to enhance shareholder value. We paused all product development activities and implemented reductions in operating costs in order to preserve cash as we explored these strategic alternatives and engaged Roth Capital Partners, LLC, to act as our strategic advisor (“Roth Capital”).

Potential strategic alternatives that were explored and evaluated as part of this process included acquisitions, mergers, reverse mergers, other business combinations, sales of assets, financing alternatives, licensing transactions, and other strategic transactions involving the Company. The Board and management devoted substantial time and effort in identifying and pursuing various opportunities independently and through Roth Capital. Despite broad outreach and multiple discussions with potential strategic partners, we were unable to identify any viable transactions for the Company as a whole that would allow us the potential to enhance stockholder value.

On September 18, 2023, we announced that our Board, after extensive consideration of potential strategic alternatives, had approved and adopted the Plan of Dissolution that may include the distribution of remaining cash to stockholders following an orderly wind down of the company’s operations, including discontinuing all clinical development programs and reducing its workforce, including the termination of all but two employees as of September 30, 2023. The focus of the two employees is to manage the wind-down of our operations and matters related to managing the Dissolution, including obtaining the necessary stockholder approval of the Plan of Dissolution.

Subsequent to our Board approving the Plan of Dissolution, we entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Allergan Sales, LLC (“Allergan”) on October 3, 2023, pursuant to which we and our affiliates sold to Allergan certain assets, including certain patents and other intellectual property rights, related to Histogen’s fibroblast cell based bioengineering technology (the “Allergan Transaction”). In exchange, Allergan agreed to pay us a purchase price of two million fifty thousand dollars ($2,050,000) and agreed to assume certain liabilities as set forth in the Asset Purchase Agreement.

In addition to the Allergan Transaction, we are currently exploring the sale or other disposition of our assets related to our caspase programs, Emricasan, CTS 2090, and other proprietary caspase inhibitors. We believe that emricasan has the potential to treat infections in a different way; by protecting the competence of the body’s immune system thereby restoring the body’s natural process to combat invading organisms. By focusing on optimizing the immune response, we believe that emricasan can be a viable option for physicians to treat and cure infectious diseases without the risk of generating resistance. We do not consider these assets to be material and we will not seek stockholder approval for any such sale or disposition. In the event that we are successful in selling any of these caspase program assets, proceeds from any such sale would be included as part of any distribution to stockholders in accordance with the Plan of Dissolution.

We believe that approving the Plan of Dissolution gives our Board and management the most flexibility in seeking out the optimal transaction or transactions to sell the remaining business, or its assets, as well as the other remaining miscellaneous assets of the Company. In approving the Plan of Dissolution, our Board determined that approving the Plan of Dissolution gives the most flexibility in optimizing value for our stockholders.

Reasons for the Proposed Dissolution

The Board believes that the Dissolution is in Histogen’s best interests and the best interests of our stockholders. The Board considered and pursued at length potential strategic alternatives available to Histogen such as a merger, asset sale, strategic partnership, financing alternatives or other business combination transaction, and, following the results of such review, now believe that pursuing a wind-up of the Company in accordance with the Plan of Dissolution gives our Board the most flexibility in optimizing value for our stockholders.

In making its determination to approve the Dissolution, the Board considered, in addition to other pertinent factors, the fact that Histogen currently has no significant remaining business operations or business prospects; the fact that Histogen will continue to incur substantial accounting, legal and other expenses associated with being a public company despite having no source of revenue or financing alternatives; and the fact that Histogen has conducted an evaluation to identify remaining strategic alternatives involving Histogen’s assets or Histogen as a whole, such as a merger, asset sale, strategic partnership, financing alternatives or other business combination transaction, that would have a reasonable likelihood of providing value to our stockholders in excess of the amount the stockholders would receive in a liquidation. As a result of its evaluation, the Board concluded that the Dissolution is the preferred strategy among the alternatives now available to Histogen and is in the best interests of Histogen and its stockholders. Accordingly, the Board approved the Dissolution of Histogen pursuant to the Plan of Dissolution and recommends that our stockholders approve the Dissolution Proposal.

Estimated Liquidating Distributions

MANY OF THE FACTORS INFLUENCING THE AMOUNT OF CASH DISTRIBUTED TO STOCKHOLDERS AS A LIQUIDATING DISTRIBUTION CANNOT CURRENTLY BE QUANTIFIED WITH CERTAINTY AND ARE SUBJECT TO CHANGE. ACCORDINGLY, YOU WILL NOT KNOW THE EXACT AMOUNT OF ANY LIQUIDATING DISTRIBUTIONS YOU MAY RECEIVE AS A RESULT OF THE PLAN OF DISSOLUTION WHEN YOU VOTE ON THE DISSOLUTION PROPOSAL. YOU MAY RECEIVE NO DISTRIBUTION AT ALL.

As of , 2023, we had approximately $ million in assets. In addition to settling the liabilities reflected on our balance sheet, we anticipate using cash, and current assets converted to cash through the end of the liquidation process, for a number of items, including without limitation the following:

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Ongoing operating, overhead and administrative expenses.
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Contractual severance and termination benefits afforded to terminated employees.
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Continued salary and retention offered to two remaining employees.
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Purchasing insurance policies and coverage for periods subsequent to the Effective Date.

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Expenses incurred in connection with the Dissolution.
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Professional, legal, tax, accounting, and consulting fees.

We intend to liquidate our cash assets and sell or dispose of our remaining non-cash assets for the best price available as soon as reasonably practicable after the Effective Date. The amount of any contingency reserve established by the Board will be deducted before determining amounts available for distribution to stockholders. Based on the foregoing, we estimate that the aggregate amount of cash distributions to our stockholders will be in the range of $ million and $ million of cash resulting in an implied range of return of $ and $ per share of common stock.

However, uncertainties as to the precise net value of our assets, the ultimate amount of our liabilities, the amount of operating costs during the liquidation and winding-up process and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to our stockholders or the timing of any such distribution. If our stockholders do not approve the Plan of Dissolution, no liquidating distributions will be made pursuant to the Plan of Dissolution.

THE FOLLOWING ESTIMATES ARE NOT GUARANTEES, DO NOT REFLECT THE TOTAL RANGE OF POSSIBLE OUTCOMES AND HAVE NOT BEEN AUDITED OR REVIEWED BY OUR INDEPENDENT CERTIFIED PUBLIC ACCOUNTING FIRM. YOU MAY NOT RECEIVE ANY LIQUIDATING DISTRIBUTIONS EVEN IF OUR STOCKHOLDERS APPROVE THE PLAN OF DISSOLUTION.

	Low	High
Payroll and Liabilities/ Expenses to Continue Operating:
Cash and Cash Equivalents Opening balance ( , 2023) (unaudited)
Return of certain deposits, retainers, and prepaid expenses
Payroll/operational spend (through , 2023)
Sell Assets and Liquidate:
Sale of caspase program assets (estimate) net of sales fees and taxes
Final employee retention and severance
Other liabilities – non-employee
Final D&O run-off policy
Contingency reserve

Dissolution and liquidation expenses

Ending balance

Fully diluted shares as of , 2023 (including common shares outstanding and outstanding equity awards)
Per share	$	$

Pursuant to the Plan of Dissolution, we intend to liquidate all of our remaining non-cash assets and, after paying or making reasonable provision for the payment of claims against and obligations of the Company as required by law, distribute any remaining cash to stockholders. We may defend suits and incur claims, liabilities and expenses (such as salaries and benefits, directors’ and officers’ insurance, payroll and local taxes, facilities expenses, legal, accounting and consulting fees, rent, and miscellaneous office expenses) following approval of the Plan of Dissolution and during the three years following the Effective Date. Satisfaction of these claims, liabilities and expenses will reduce the amount of cash available for ultimate distribution to stockholders. While we cannot predict the actual amount of our liabilities, other obligations and expenses and claims against us, we believe that available cash and any amounts received from the sale of our remaining non-cash assets will be adequate to provide for the satisfaction of our liabilities, other obligations and expenses and claims against us and that we will make one or more cash distributions to stockholders.

Assuming that the Plan of Dissolution is approved by the requisite vote of our stockholders, we intend to sell, liquidate or otherwise dispose of our remaining non-cash assets and pay or make reasonable provision for the payment of claims against and obligations of the Company. Although we are not able to predict with certainty the precise nature, amount or timing of any distributions, we presently expect to make an initial distribution, as soon as reasonably practicable following the Effective Date, to holders of record of our common stock as of the close of business on the Effective Date. Such distributions will not occur until after the Certificate of Dissolution is filed, and we cannot predict the timing or amount of any such distributions, as uncertainties as to the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to stockholders or the timing of any such distributions. Examples of uncertainties that could reduce the value of distributions to our stockholders include: unanticipated costs relating to the defense, satisfaction or settlement of existing or future lawsuits or other claims threatened against us or our officers or directors; amounts necessary to resolve claims of our creditors; and delays in the liquidation and dissolution or other winding up of our subsidiary due to our inability to settle claims or otherwise.

A range of approximately $ and $ per share is our best current estimate of the aggregate amount of cash that will ultimately be available for distribution to our stockholders; provided, however, that there can be no guarantee that any return to our stockholders. If the amount of our liabilities or the amounts that we expend during the liquidation are greater than we anticipate, our stockholders may not receive a distribution. Our Board has not established a firm timetable for any final distributions to our stockholders. Subject to contingencies inherent in winding up our business, our Board intends to authorize any distributions as promptly as reasonably practicable in our best interests and the best interests of our stockholders. Our Board, in its discretion, will determine the nature, amount and timing of all distributions.

Dissolution Under Delaware Law

We are a corporation organized under the laws of the State of Delaware and the Dissolution will be governed by the DGCL. The DGCL provides that a corporation may dissolve upon the recommendation of its board of directors, followed by the approval of its stockholders. Following such approvals, dissolutions are effected by filing a Certificate of Dissolution with the Delaware Secretary of State and the corporation is dissolved upon the Effective Date.

Section 278 of the DGCL provides that after a corporation is dissolved, its existence continues for a period of three years “or for such longer period as the Delaware Court of Chancery shall in its discretion direct” for the purpose of prosecuting and defending suits and to enable the corporation gradually to sell its properties and to wind up its affairs and discharge its liabilities. The process of winding up includes:

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The collection and disposal of assets that will be applied toward the satisfaction or the making of reasonable provision for the satisfaction of liabilities and claims or that will not otherwise be distributed in kind to the corporation’s stockholders.
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The satisfaction or making of reasonable provision for satisfaction of liabilities and claims.
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The prosecution and defense of any lawsuits.

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Subject to statutory limitations, the distribution of any remaining assets to the stockholders of the corporation.
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The taking of all other actions necessary to wind up and liquidate the corporation’s business and affairs.

In order to ensure that its stockholders and directors are afforded certain protections under the DGCL, Section 280 of the DGCL permits a dissolving corporation to give notice by mail and publication of its dissolution to all persons known to have a claim against the corporation and require those persons to submit their claims in accordance with the notice. The notice is to be mailed to all known claimants, including persons with claims asserted against the corporation in a pending proceeding to which it is a party, and published in accordance with the DGCL. Any claim against a dissolving corporation will be barred if the known claimant is given the required notice and does not present the claim to the corporation by the cut-off date referred to in the notice.

To dispose of any contractual claims contingent upon the occurrence or nonoccurrence of future events or otherwise conditional or unmatured, the dissolving corporation must send a notice to the contingent claimants and publish the notice in accordance with the DGCL. After the receipt of a contingent claim, the corporation must offer the claimant such security that, in the judgment of the corporation, is sufficient to satisfy the claim if it were to mature. The claimant must notify the corporation within 120 days of the receipt of the offer or the claimant will be deemed to have accepted the security offered by the corporation as the sole source from which the claim will be satisfied.

Finally, the dissolving corporation will be required to provide security in an amount that is “reasonably likely” to be sufficient to provide compensation for any unknown claims that are likely to arise or to become known within five years after the date of dissolution or such longer period of time as the Delaware Court of Chancery may determine (not to exceed ten years from the date of dissolution).

Principal Provisions of the Plan of Dissolution

This section of the Proxy Statement describes material aspects of the proposed Plan of Dissolution. While we believe that this description covers the material terms of the Plan of Dissolution, this summary may not contain all of the information that is important to you. You should carefully read this entire Proxy Statement, including the Plan of Dissolution attached as Annex A to this Proxy Statement, for a more complete understanding of the Dissolution.

Approval of the Plan of Dissolution and Authority of Officers and Directors

The Dissolution must be approved by the affirmative vote of a majority of all of the outstanding shares of our common stock. The approval of the Dissolution by the requisite vote of our stockholders will constitute adoption of the Plan of Dissolution and will grant full and complete authority to our Board, without further stockholder action, to do and perform, or to cause our officers to do and perform, any and all acts and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that our Board deems necessary, appropriate or desirable, in the absolute discretion of the Board, to implement the Plan of Dissolution and to proceed with our Dissolution in accordance with any applicable provision of the DGCL, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up its affairs.

After the Effective Date, we expect that our Board (or some subset thereof) and some of our officers will continue in their positions for the purpose of winding up our business and affairs. New members of the Board may be appointed and the Board may appoint new officers, hire employees and retain independent contractors and agents in connection with the winding up process, and is authorized to pay compensation to or otherwise compensate our directors, officers, employees, independent contractors and agents above their regular compensation in recognition of the extraordinary efforts they may be required to undertake in connection with the successful implementation of the Plan of Dissolution. Adoption of the Dissolution pursuant to the Plan of Dissolution by the requisite vote of our stockholders will constitute approval by the stockholders of any such cash or non-cash compensation.

Dissolution and Liquidation

If the Plan of Dissolution is approved by the requisite vote of our stockholders, the steps set forth below are expected to be completed at such times as our Board, in its discretion and in accordance with the DGCL, deems necessary, appropriate or advisable in our best interests and the best interests of the stockholders:

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The filing of a Certificate of Dissolution with the Delaware Secretary of State after obtaining a revenue clearance certificate from the Delaware Department of Finance.
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The giving of notice, the disposition and the making of provision for any known, contingent or unknown claims in accordance with Section 280 of the DGCL.
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The cessation of all of our business activities except those relating to winding up and liquidating our business and affairs, including, but not limited to, prosecuting and defending suits by or against us, collecting our assets, converting such assets into cash or cash equivalents, discharging or making provision for discharging our liabilities, withdrawing from all jurisdictions in which we are qualified to do business, and distributing our remaining property among our stockholders according to their interests.
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The collection, sale, exchange or other disposition of all or substantially all of our non-cash property and assets, in one transaction or in several transactions to one or more persons.
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The payment of or the making of reasonable provision for the payment of all claims and obligations known to us, and the making of such provisions as will be reasonably likely to be sufficient to provide compensation for any claim against us which is the subject of a pending action, suit or proceeding to which we are a party, including, without limitation, the establishment and setting aside of a reasonable amount of cash and/or property to satisfy such claims against and obligations of us.
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The making of reasonable provision for the payment of claims and obligations that are unknown to us or that have not arisen, but that based on facts known to us, are likely to arise or to become known to us within five years after the Effective Date (or such longer period of time as the Delaware Court of Chancery may determine not to exceed ten years after the Effective Date).
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The pro rata distribution to our stockholders, or the transfer to one or more liquidating trustees, for the benefit of our stockholders under a liquidating trust, of our remaining assets after payment or provision for payment of claims against and obligations of us.
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The taking of any and all other actions permitted or required by the DGCL and any other applicable laws and regulations.

The resolution authorizing the Dissolution provide that, notwithstanding authorization of the Dissolution by our stockholders, the Board may abandon the dissolution without further action by the stockholders. While we do not currently foresee any reason that our Board would abandon our proposed Dissolution once it is authorized by our stockholders, to provide our Board with the maximum flexibility to act in the best interests of our stockholders, the resolutions adopted by our Board included language providing the board with the flexibility to abandon the Dissolution without further action of our stockholders at any time prior to the filing of the Certificate of Dissolution.

Liquidating Trust

If deemed necessary, appropriate or desirable by our Board, in furtherance of the liquidation and distribution of any remaining assets to stockholders in accordance with the Plan of Dissolution, we may transfer to one or more liquidating trustees, for the benefit of our stockholders under a liquidating trust, any or all of our assets, including any cash intended for distribution to creditors and stockholders not disposed of at the time of our dissolution. Our Board is authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more of our directors, officers, employees, agents or representatives, to act as the initial trustee. Any trustee so appointed shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in its capacity as trustee, shall assume all of our claims and obligations, including any unsatisfied claims and unknown or contingent liabilities. Any conveyance of assets to a trustee shall be deemed to be a distribution of property and assets by us to our stockholders, including for U.S. federal income tax purposes. Approval of the Plan of Dissolution by our stockholders shall constitute the approval of any trustee so appointed, any liquidating trust agreement, and any transfer of assets by us to the trust.

Whether or not a trust shall have been previously established, if it should not be feasible for us to make the final liquidating distribution to stockholders of all of our assets and properties prior to the third anniversary of the filing of a Certificate of Dissolution, then, on or before such date, we will be required to establish a trust and transfer any remaining assets and properties to the trustee. Any such distribution shall be only in the form of cash.

Professional Fees and Expenses

It is specifically contemplated that we will obtain legal and accounting advice and guidance from one or more law and accounting firms in implementing the Plan of Dissolution, and we will pay all fees and expenses reasonably incurred by us in connection with or arising out of the implementation of the Plan of Dissolution, including the prosecution, defense, settlement or other resolution of any claims or suits by or against us, the discharge, filing and disclosure of outstanding obligations, liabilities and claims, the filing and resolution of claims with local, county, state and federal tax authorities, and the advancement and reimbursement of any fees and expenses payable by us pursuant to the indemnification we provide in our certificate of incorporation and our amended and restated bylaws, the DGCL or otherwise. In addition, in connection with and for the purpose of implementing and assuring completion of the Plan of Dissolution, we may, in the absolute discretion of our Board, pay any brokerage, agency, professional, advisory, valuation, appraisal and other fees and expenses of persons rendering services to us in connection with collection, sale, exchange or other disposition of our property and assets and the implementation of the Plan of Dissolution.

Indemnification

We will continue to indemnify our directors, officers, employees, consultants, and agents to the maximum extent permitted by applicable law, our certificate of incorporation and our amended and restated bylaws, and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding up of our business and affairs. If a liquidating trust is established, we will indemnify any trustees and their agents on similar terms. Our Board and any trustees appointed in connection with the formation of a liquidating trust are authorized at our expense to obtain and maintain insurance for the benefit of such directors, officers, employees, consultants, agents and trustees to the extent permitted by law and as may be necessary or appropriate to cover our obligations under the Plan of Dissolution, including seeking an extension in time and coverage of our insurance policies currently in effect.

Liquidating Distributions

We will, as determined by our Board: (i) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to us; (ii) make such provisions as will be reasonably likely to be sufficient to provide payment for any claim against us which is the subject of a pending action, suit or proceeding to which we are a party; and (iii) make such provision as will be reasonably likely to be sufficient to provide payment for claims that have not been made known to us or that have not arisen but that, based on facts known to us or our successor entity, are likely to arise or to become known within five years after the Effective Date (or such longer period of time as the Delaware Court of Chancery may determine not to exceed ten years after the Effective Date). Any of our assets remaining after the payment or the provision for payment of claims against and obligations of the Company shall be distributed by us pro rata to our stockholders. Such distribution may occur all at once or in a series of distributions and may be in cash or assets, in such amounts, and at such time or times, as our Board or trustee(s), if any, in their absolute discretion, may determine.

If any liquidating distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered its certificates evidencing our common stock as may be required pursuant to the Plan of Dissolution, or for any other reason, then the distribution to which such stockholder is entitled will be transferred, at such time as the final liquidating distribution is made, to the official of such state or other jurisdiction authorized or permitted by applicable law to receive the proceeds of such distribution. The proceeds of such distribution will thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and will be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event will the proceeds of any such distribution revert to or become our property.

If, after we have made final distributions, we hold assets with an aggregate value that the Board deems insufficient to pay all expenses associated with a supplemental distribution (provided that for the purpose of this provision such amount shall not exceed $25,000), we may abandon such assets or transfer such assets to a nonprofit organization or organizations that are exempt pursuant to Section 501(c) of the Internal Revenue Code of 1986, as amended (the “Code”), to be determined by our Board in its sole discretion.

Amendment, Modification or Revocation of Plan of Dissolution

If for any reason our Board determines that such action would be in our best interest and the best interests of the stockholders, our Board may, in its sole discretion and without requiring further stockholder approval, revoke the Plan of Dissolution and all action contemplated thereunder, to the extent permitted by the DGCL; provided, however, the Board may not abandon the Plan of Dissolution following the filing of the Certificate of Dissolution without first obtaining stockholder consent. The Plan of Dissolution would be void upon the effective date of any such revocation or abandonment, as applicable. The Board may not unilaterally amend or modify the Plan of Dissolution under circumstances that would require additional stockholder approval under the DGCL and federal securities laws without complying with such requirements.

Liquidation Under Code Sections 331 and 336

It is intended that the Plan of Dissolution constitute a plan of complete liquidation of the Company within the meaning of Sections 331 and 336 of the Code. The Plan of Dissolution will be deemed to authorize the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of Sections 331 and 336 of the Code and the Treasury Regulations promulgated thereunder.

Filing of Tax Returns, Forms and Other Reports and Statements

The Plan of Dissolution authorizes our officers to make such elections for tax purposes as are deemed appropriate and in our best interest. The Plan of Dissolution directs us to file an appropriate statement of corporate dissolution with the Internal Revenue Service (the “IRS”), to notify all jurisdictions of any withdrawals related to qualification to do business, to file final tax returns and reports as required, and to file the proper IRS forms related to the reporting of liquidating distributions to stockholders.

Conduct of the Company Following Dissolution

If the Dissolution is approved, we will file a Certificate of Dissolution with the Delaware Secretary of State as soon as reasonably practicable after receipt of the required revenue clearance certificate from the Department of Finance. We intend to make a public announcement in advance of the anticipated Effective Date. After the Effective Date, our corporate existence will continue but we may not carry on any business except that appropriate to wind-up and liquidate our business and affairs, including, without limitation, collecting and disposing of our assets, satisfying or making reasonable provision for the satisfaction of our liabilities and, subject to legal requirements, distributing our remaining property among the stockholders.

Sale of Remaining Assets

The Plan of Dissolution gives the Board the authority to dispose of all of our remaining property and assets without further stockholder approval. Stockholder approval of the Plan of Dissolution will constitute approval of any and all such future asset dispositions on such terms and at such prices as our Board, without further stockholder approval, may determine to be in our best interests and the best interests of our stockholders. We may contract with one or more third parties to assist us in selling any remaining non-cash assets on such terms as are approved by our Board in our best interests and the best interests of our stockholders. We may conduct sales by any means, including by competitive bidding or private negotiations, to one or more purchasers in one or more transactions over a period of time.

Contingency Reserve

In order to ensure that stockholders and directors are afforded certain protections under the DGCL, we may give notice by mail and publication of our dissolution to all persons known to have a claim against us and require those persons to submit their claims in accordance with the notice. Any such notice will be mailed to all known claimants, including persons with claims asserted against us in a pending proceeding to which we are a party, and published in accordance with the DGCL. Any claim against us will be barred if the known claimant is given the required notice and does not present the claim to us by the cut-off date referred to in the notice.

To dispose of any contractual claims contingent upon the occurrence or non-occurrence of future events or otherwise conditional or unmatured, we may send a notice to the contingent claimants and publish the notice in accordance with the DGCL. After the receipt of any contingent claim, we will offer the claimant such security that, in our judgment, is sufficient to satisfy the claim if it were to mature. The claimant must notify us within 120 days of the receipt of the offer or the claimant will be deemed to have accepted the security offered by us as the sole source from which the claim will be satisfied.

Finally, we will be required to provide security in an amount that is “reasonably likely” to be sufficient to provide compensation for any unknown claims that are likely to arise or to become known within five years after the date of dissolution or such longer period of time as the Delaware Court of Chancery may determine (not to exceed ten years from the date of dissolution).

Under the DGCL, we are required, in connection with our dissolution, to satisfy or make reasonable provision for the satisfaction of all claims and liabilities. Following the Effective Date, we will pay all expenses and other known liabilities and establish a contingency reserve, consisting of cash or other assets, that our Board believes will be adequate for the satisfaction of all current, contingent or conditional claims and liabilities. We also will seek to acquire insurance coverage and take other steps our Board determines are reasonably calculated to provide for the satisfaction of the reasonably estimated amount of such liabilities. At this time, we are not able to provide a precise estimate of the amount of the contingency reserve or the cost of insurance or other steps that may be undertaken to make provision for the satisfaction of liabilities and claims, but any such amount will be deducted before the determination of amounts available for distribution to our stockholders.

The actual amount of the contingency reserve may vary from time to time and will be based upon estimates and opinions of our Board, derived from consultations with management and outside experts, if our Board determines that it is advisable to retain such experts, and a review of our estimated contingent liabilities and estimated ongoing expenses, including, without limitation: anticipated salary, retention, compensation and benefits payments; estimated legal and accounting fees; payroll and other taxes; expenses accrued in connection with the preparation of our financial statements; and costs related to public company reporting matters. We anticipate that expenses for professional fees and other expenses of liquidation may be significant. Our established contingency reserve may not be sufficient to satisfy all of our obligations, expenses and liabilities, in which case a creditor could bring a claim against our stockholders for the total amount distributed by us to such stockholders pursuant to the Plan of Dissolution. From time to time, we may distribute to stockholders on a pro rata basis any portions of the contingency reserve that our Board deems no longer necessary to reserve for unknown claims.

Potential Liability of Stockholders

Under the DGCL, if the amount of the contingency reserve and other measures calculated to provide for the satisfaction of liabilities and claims are insufficient to satisfy the aggregate amount ultimately found payable in respect of our liabilities and claims against us, each stockholder could be held liable for amounts due to creditors up to the amounts distributed to such stockholder under the Plan of Dissolution.

So long as we dispose of our claims in accordance with the DGCL, the potential for stockholder liability regarding a distribution continues for three years after the Effective Date. Under the DGCL, our dissolution does not remove or impair any remedy available against the Company, its directors, officers or stockholders for any right or claim existing, or any liability incurred, prior to such dissolution or arising thereafter, unless the action or other proceeding thereon is not commenced within three years (or any court extension thereof) after the Effective Date.

If we were held by a court to have failed to make adequate provision for expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeded the amount available from the contingency reserve, a creditor could seek an injunction against us to prevent us from making distributions to stockholders in accordance with the Plan of Dissolution. Any such action could delay and substantially diminish liquidating distributions to stockholders.

Reporting Requirements

Whether or not the Plan of Dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even though compliance with such reporting requirements may be economically burdensome and of minimal value to stockholders. If our stockholders approve the Plan of Dissolution, in order to curtail expenses, we intend, on or about the Effective Date, to seek relief from the SEC to suspend our reporting obligations under the Exchange Act, and ultimately to terminate the registration of our common stock. If, however, we transfer our assets to a liquidating trust, the trust (as successor to the Company) would likely, if granted relief from the SEC, be required to file annual reports on Form 10-K (with unaudited financial statements) and current reports on Form 8-K along with any other reports that the SEC might require. In either situation, the SEC may not grant us the requested relief. If we are unable to suspend our obligation to file periodic reports with the SEC, we will be obligated to continue complying with the applicable reporting requirements of the Exchange Act and will be required to continue to incur the expenses associated with these reporting requirements, including legal and accounting expenses, which will reduce the cash available for distribution to stockholders.

Subsidiaries

As part of the Dissolution, we may take actions with respect to our subsidiaries, based on the advice and counsel of our legal and other advisors and in accordance with the requirements of the laws and charter documents governing such subsidiaries, to liquidate, dissolve or otherwise wind up such subsidiaries.

Closing of Transfer Books

Our Board may direct that our stock transfer books be closed and the recording of transfers of common stock be discontinued as of the earliest of (i) the Effective Date; (ii) the close of business on the record date fixed by the Board for the first or any subsequent installment of any liquidating distribution; (iii) the close of business on the date on which our remaining assets are transferred to a liquidating trust; or (iv) the date we file a Certificate of Dissolution with the Delaware Secretary of State. We expect that our Board will close our stock transfer books on or around the Effective Date. The Effective Date will be announced as soon as reasonably practicable after we receive a revenue clearance certificate from the Delaware Department of Finance. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new stock certificates. See “Cessation of Trading of Common Stock” below.

The liquidating distributions to our stockholders pursuant to the Plan of Dissolution shall be in complete redemption and cancellation of all of the outstanding shares of our common stock. As a condition to receipt of the liquidating distribution, the Board or any trustees, if appointed in connection with the formation of a liquidating trust, may require the stockholders to: (i) surrender to the Company any certificates evidencing their shares of common stock; or (ii) furnish the Company with evidence satisfactory to our Board or trustees, if any, of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to our Board or trustees, if any. After receipt of a liquidating distribution, each stockholder will cease to have any rights with respect to his, her or its shares, except the right to receive distributions pursuant to the Plan of Dissolution.

If the surrender of stock certificates will be required following the Dissolution, we will send you written instructions regarding such surrender. Any distributions otherwise payable by us to our stockholders who have not surrendered their stock certificates, if requested to do so, may be held in trust for such stockholders, without interest, pending the surrender of such certificates (subject to escheat pursuant to the laws relating to unclaimed property).

Cessation of Trading of Common Stock

We anticipate that we will notify FINRA of our impending dissolution and request that our common stock stop trading on the Effective Date or as soon thereafter as is reasonably practicable. As noted above, we also currently expect to close our stock transfer books on or around the Effective Date and to discontinue recording transfers and issuing stock certificates at that time. Accordingly, it is expected that trading in our shares of common stock will cease on or very soon after the Effective Date.

Appraisal Rights

Under the DGCL, stockholders are not entitled to assert appraisal, dissenters’ or similar rights with respect to the Dissolution. Neither our Amended and Restated Certificate of Incorporation nor our Amended and Restated Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Dissolution, and we do not intend to independently provide stockholders with any such right.

Legal Claims

We will defend any claims against us, our officers or directors or our subsidiaries, whether a claim exists before the Effective Time or is brought during the Survival Period, based on advice and counsel of our legal and other advisors and in such manner, at such time and with such costs and expenses as our Board may approve from time to time. During the Survival Period, we may continue to prosecute any claims that we had against others before the Effective Time and may institute any new claims against any person as the Board may determine necessary or advisable to protect the Company and its assets and rights or to implement the Plan of Dissolution. At the Board’s discretion, we may defend, prosecute or settle any lawsuits, as applicable.

Regulatory Approvals

We are not aware of any U.S. federal or state regulatory requirements or governmental approvals or actions that may be required to consummate the Dissolution, except for compliance with applicable SEC regulations in connection with this Proxy Statement and compliance with the DGCL. Additionally, the Dissolution requires that we obtain a revenue clearance certificate from the Delaware Department of Finance certifying that we have paid or provided for every license fee, tax increase or penalty of the Company. In order to obtain the revenue clearance certificate, we must file an application with the Delaware Department of Finance. If our stockholders approve the Plan of Dissolution, we intend to file such application as soon as reasonably practicable after the Special Meeting. We intend to file our Certificate of Dissolution with the Delaware Secretary of State as soon as reasonably practicable after we receive a revenue clearance certificate.

Interests of Management in the Dissolution of the Company

After the Effective Date, we expect that our Board (or some subset thereof) and some of our officers will continue in their positions for the purpose of winding up our business and affairs. We expect to compensate these individuals at reduced compensation levels in connection with their services provided during the implementation of the Plan of Dissolution on an hourly basis, with certain de minimis quarterly minimums.

On September 18, 2023, Susan A. Knudson, the Company’s Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary, and principal financial officer, was appointed to the additional positions of President and Chief Executive Officer, and was designated as the Company’s principal executive officer, in each case effective as of October 1, 2023. Ms. Knudson continues to serve as the Company’s Chief Financial Officer, Secretary and principal financial officer. In connection with Ms. Knudson’s continued role with the Company and as retention for Ms. Knudson to manage and assist with the Plan of Dissolution, the Company entered into an Amended and Restated Employment Agreement (the “Retention Employment Agreement”) with Ms. Knudson, pursuant to which Ms. Knudson will, upon the effectiveness of her new position on the Executive Employment Date, be entitled to a severance payment in the amount of $117,000, which is equal to three (3) months of her existing base salary (the “Severance Payment”), less applicable taxes and withholdings and subject to Ms. Knudson’s agreement to a general release of claims in favor of the Company and its affiliates and compliance with certain confidentiality, non-disparagement and nondisclosure obligations (“Release of Claims”). Ms. Knudson is entitled to an additional payment of $117,000 based on the successful sale of assets to Allergan as part of the Allergen Transaction (“Allergan Payment”). The Retention Employment Agreement also provides for a retention payment of $156,000, which is equal to four (4) months of her base salary (the “Retention Payment”), of which 50% is payable upfront on the Executive Employment Date and the remaining 50% is payable upon termination of Ms. Knudson’s employment with the Company after the adjournment of the Special Meeting, less applicable taxes and withholdings and subject to Ms. Knudson delivery of a Release of Claims. The Retention Payment and Allergan Payment shall be subject to recoupment by the Company in the event that Ms. Knudson voluntarily terminates her employment with the Company, or the Company terminates her employment with cause, prior to the final adjournment of this Special Meeting of the stockholders.

Substantially contemporaneously with the initial distribution, and as soon as reasonably practicable following the Effective Date, to holders of record of our common stock as of the close of business on the Effective Date we intend to make the payments as noted in the table above on page 21 of this Proxy Statement.

See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the number of shares of common stock owned by our directors and executive officers.

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and the DGCL

During the Survival Period, we will continue to be governed by our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, insofar as their terms apply and insofar as necessary or appropriate to implement our Plan of Dissolution. Our Board will continue to have the authority to amend our Amended and Restated Bylaws as it may deem necessary or advisable. To any extent that the provisions of our Plan of Dissolution conflict with any provision of the DGCL, the provisions of the DGCL shall prevail.

Authority of the Board

Our Board, without further action by our stockholders, is authorized to take all actions as they deem necessary or advisable to implement our Plan of Dissolution. All determinations and decisions to be made by our Board will be at the absolute and sole discretion of our Board.

Accounting Treatment

Upon the Dissolution, we plan to change our basis of accounting from the going-concern basis, which contemplates realization of assets and satisfaction of liabilities in the normal course of business, to the liquidation basis. Under the liquidation basis of accounting, assets are stated at the lower of their carrying value or their estimated net realizable values and liabilities are stated at their estimated settlement amounts. Recorded liabilities will include the estimated costs associated with carrying out the Plan of Dissolution. For periodic reporting, a statement of net assets in liquidation will summarize the liquidation value per outstanding share of common stock. Valuations presented in the statement will represent management’s estimates, based on then present facts and circumstances, of the net realizable values of assets and costs associated with carrying out the Plan of Dissolution based upon management’s assumptions.

The valuation of assets and liabilities will require many estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Dissolution. The estimated net realizable value of our assets and the estimated settlement amounts for liabilities are expected to differ from estimates recorded in interim financial statements.

Certain Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of the material U.S. federal income tax consequences of the Dissolution pursuant to the Plan of Dissolution to the Company and its stockholders. The discussion does not address all of the U.S. federal income tax considerations that may be relevant to particular stockholders in light of their particular circumstances, or to stockholders that are subject to special treatment under U.S. federal income tax laws, including, without limitation, financial institutions, persons that own (actually or constructively) 5% or more of our voting stock, persons that are partnerships or other pass-through entities, non-United States individuals and entities, or persons who acquired their shares of our stock through compensatory arrangements. Furthermore, this discussion does not address any U.S. federal estate and gift or alternative minimum tax consequences or any state, local or foreign tax consequences of the Dissolution pursuant to the Plan of Dissolution and assumes that a liquidating trust will not be formed in connection with the Dissolution.

The following discussion is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect as of the date hereof, all of which may change, possibly with retroactive effect. The discussion assumes that shares of our stock are held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment).

The following discussion has no binding effect on the IRS or the courts. Liquidating distributions pursuant to the Plan of Dissolution may occur at various times and in more than one tax year. We can give no assurance that the U.S. federal income tax treatment described herein will remain unchanged at the time of our liquidating distributions. No ruling has been requested from the IRS with respect to any tax consequences of the Dissolution, and we will not seek any such ruling or an opinion of counsel with respect to any such tax consequences.

THE FOLLOWING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF THE POTENTIAL TAX CONSEQUENCES RELATING TO THE PLAN OF DISSOLUTION AND IS NOT TAX ADVICE. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM IN CONNECTION WITH THE DISSOLUTION PURSUANT TO THE PLAN OF DISSOLUTION, INCLUDING TAX REPORTING REQUIREMENTS AND THE EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

Material U.S. Federal Income Tax Consequences to the Company

After the approval of the Dissolution and until our liquidation is completed, we will continue to be subject to U.S. federal income tax (including any personal holding company tax) on our taxable income, if any, such as interest income or gain from the sale of any of our remaining non-cash assets. Upon the sale of any of our assets in connection with our liquidation, we will recognize gain or loss in an amount equal to the difference between: (i) the cash and the fair market value of any other consideration received for each asset sold; and (ii) our adjusted tax basis in the asset sold. We should not recognize any gain or loss upon the distribution of cash to our stockholders in liquidation of their shares of stock. We currently do not anticipate making distributions of property other than cash to stockholders. If we make a liquidating distribution of property other than cash to stockholders, we will recognize gain or loss upon the distribution of such property as if we sold the distributed property for its fair market value on the date of the distribution. We currently do not anticipate that our Dissolution pursuant to the Plan of Dissolution will produce a material corporate tax liability for U.S. federal income tax purposes.

Material U.S. Federal Income Tax Consequences to Stockholders

In general, for U.S. federal income tax purposes, we intend that amounts received by our stockholders pursuant to the Plan of Dissolution will be treated as full payment in exchange for their shares of common stock. As a result of the Dissolution, stockholders generally will recognize gain or loss equal to the difference between: (i) the sum of the amount of cash and the fair market value (at the time of distribution) of property, if any, distributed to them; and (ii) their tax basis for their shares of stock. In general, a stockholder’s gain or loss will be computed on a “per share” basis. If we make more than one liquidating distribution, which is expected, each liquidating distribution will be allocated proportionately to each share of common stock owned by a stockholder, and the value of each liquidating distribution will be applied against and reduce a stockholder’s tax basis in the stock. In general, a stockholder will recognize gain as a result of a liquidating distribution if the aggregate value of the distribution and prior liquidating distributions received by the stockholder with respect to a share exceeds the stockholder’s tax basis for that share. Any loss generally will be recognized by a stockholder only when the stockholder receives the final liquidating distribution made by us to stockholders, and then only if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder’s tax basis for that share. Gain or loss recognized by a stockholder generally will be capital gain or loss and will be long-term capital gain or loss if the stock has been held for more than one year. The deductibility of capital losses is subject to limitations.

In the unlikely event we make a liquidating distribution of property other than cash to stockholders, a stockholder’s tax basis in such property immediately after the distribution generally will be the fair market value of the property received by the stockholder at the time of distribution. Gain or loss realized upon the stockholder’s future sale of that property generally would be measured by the difference between the proceeds received by the stockholder in the sale and the tax basis of the property sold.

If our liabilities are not fully covered by the cash or other assets in our contingency reserve or otherwise satisfied through insurance or other reasonable means (see “Contingency Reserve” above), payments made by a stockholder in satisfaction of those liabilities generally would produce a capital loss for such stockholder in the year the liabilities are paid. The deductibility of any such capital loss would generally be subject to limitations under the Code.

Stockholders who immediately before the first liquidating distribution own 5% or more (by vote or value) of the Company may need to include a statement on or with their tax return entitled: “Statement pursuant to Section 1.331-1(d) by [insert name and tax identification number (if any) of stockholder], a significant holder of the stock of Histogen Inc., Tax ID: 20-3183915” and must include the fair market value and basis of the common stock the stockholder transferred to the Company and a description of the property the stockholder received from the Company.

Reporting of Liquidating Distributions and Back-Up Withholding

After the close of each taxable year, we will provide stockholders and the IRS with a Form 1099-DIV, Dividends and Distributions statement of the amount of cash distributed to stockholders in connection with our liquidation and our best estimate as to the value of any property distributed to stockholders during the relevant taxable year. In the unlikely event we make a liquidating distribution of property other than cash to stockholders, no assurance can be given that the IRS will not challenge our valuation of the distributed property. Certain stockholders may be subject to special rules regarding information to be provided with the stockholder’s U.S. federal income tax returns. Stockholders should consult their own tax advisors as to the specific tax consequences to them in connection with the Dissolution pursuant to the Plan of Dissolution, including tax reporting requirements. Liquidating distributions made to stockholders pursuant to the Plan of Dissolution may be subject to back-up withholding (currently at a rate of 24%). Back-up withholding generally will not apply to payments made to exempt recipients, including corporations or financial institutions, or individuals who furnish their correct taxpayer identification number or a certificate of foreign status and other required information. Back-up withholding is not an additional tax. Rather, amounts withheld generally may be used as a credit against a stockholder’s U.S. federal income tax liability or the stockholder may claim a refund of any excess amounts withheld by timely and duly filing a claim for refund with the IRS.

Required Vote

The approval of the Dissolution and Plan of Dissolution requires the affirmative vote of a majority of all of the outstanding shares of our common stock as of the Record Date. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum, however, they are deemed not to be votes cast. Therefore, abstentions and broker non-votes will have the same effect as votes “AGAINST” this the Dissolution Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE DISSOLUTON PROPOSAL.

PROPOSAL 2:

ADJOURNMENT PROPOSAL

This proposal would permit our Board to adjourn from time to time the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Dissolution Proposal. In that event, we will ask Histogen’s stockholders to vote only upon the Adjournment Proposal during such portion of the Special Meeting, and not upon any of the other proposals to be acted on at the Special Meeting.

Pursuant our amended and restated bylaws, notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which adjournment is taken. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Special Meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Approval of the Adjournment Proposal requires the requires the affirmative vote of a majority of the shares of our common stock cast at the Special Meeting (whether or not a quorum is present). For the Adjournment Proposal, abstentions and broker “non-votes” will have no effect on the outcome of the proposal. Shares of our common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a stockholder returns a signed proxy card without indicating voting preferences on such proxy card, the shares of our common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting and all of such shares will be voted as recommended by our Board.

Our Board believes that if the number of shares of Histogen’s common stock present or represented by proxy at the Special Meeting and voting in favor of the approval of the Dissolution pursuant to the Dissolution Proposal is insufficient to approve such proposal, it is in our best interests to enable Histogen to continue to seek to obtain a sufficient number of additional votes to bring about the approval of the Dissolution Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of October 1, 2023, by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•
each of our directors;
•
each of our named executive officers; and
•
all of our current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person, subject to community property laws where applicable.

The percentage of shares beneficially owned is computed on the basis of 4,271,759 shares of our common stock outstanding as of October 1, 2023. Shares of our common stock that a person has the right to acquire within 60 days of October 1, 2023 are deemed outstanding and beneficially owned for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated below, the address for each beneficial owner listed in the following table is c/o Histogen Inc., directed to the Company's agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)
5% Stockholders
Intracoastal Capital, LLC (2)	240,375	5.3%
Directors and Executive Officers
Jonathan Jackson (3)	120,830	2.8%
David H. Crean, Ph.D. (4)	6,119	*
Brian Satz (5)	4,865	*
Steven J. Mento, Ph.D. (6)	4,858	*
Daniel L. Kisner, M.D. (7)	3,672	*
Susan R. Windham-Bannister, Ph.D. (4)	2,000	*
Rochelle Fuhrmann (4)	2,000	*
Susan A. Knudson	—	*
Joyce Reyes	—	*
All current directors and executive officers as a group (7 persons) (8)	139,486	3.3%

* Less than one percent.

(1)
Percentage ownership is calculated based on 4,271,759 shares of our common stock outstanding on October 1, 2023.
(2)
Represents shares of Common Stock beneficially owned by Intracoastal Capital, LLC (“Intracoastal”) on December 31, 2022, as indicated in the entity’s Schedule 13G/A filed with the SEC on February 8, 2023, which consisted entirely of shares of Common Stock issuable upon exercise of warrants held by Intracoastal. Mitchell P. Kopin (“Mr. Kopin”) and Daniel B. Asher (“Mr. Asher”), each of whom are managers of Intracoastal, have shared voting control and investment discretion over the securities reported herein that are held by Intracoastal. As a result, each of Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange

Act) of the securities reported herein that are held by Intracoastal. The business address of Intracoastal is 245 Palm Trail, Delray Beach, FL 33483.
(3)
Mr. Jackson is Chairman of Lordship Ventures and has beneficial ownership over our securities owned by Lordship. Consists of shares of common stock and 3,000 shares issuable upon exercise of stock options exercisable within 60 days of October 1, 2023.
(4)
Consists of shares issuable upon exercise of stock options exercisable within 60 days of October 1, 2023.
(5)
Consists of 72 shares of common stock and 4,793 shares issuable upon exercise of stock options exercisable within 60 days of October 1, 2023.
(6)
Consists of 3,921 shares of common stock and 937 shares issuable upon exercise of stock options exercisable within 60 days of October 1, 2023.
(7)
Consists of 47 shares of common stock and 3,625 shares issuable upon exercise of stock options exercisable within 60 days of October 1, 2023.
(8)
Consists of 21,537 shares issuable upon exercise of stock options exercisable within 60 days of October 1, 2023.

HOUSEHOLDING OF PROXY MATERIALS

Some companies, banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including this proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request directed to our Company's agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808, Attention: Corporate Secretary, or by phone at (302) 636-5401. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

We do not intend to hold future annual meetings of stockholders, including the 2024 annual meeting, if the Plan of Dissolution is approved.

OTHER BUSINESS

In addition to voting on the Dissolution Proposal and the Adjournment Proposal, stockholders may transact such other business as may properly come before the Special Meeting or any adjournments or postponements of the Special Meeting by or at the direction of the Board. We do not expect that any matter other than such proposals will be brought before the Special Meeting. If, however, any other matter properly comes before the Special Meeting, proxy holders will vote thereon in accordance with their discretion.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy any of this information at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC also maintains an Internet website, www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including Histogen, who file electronically with the SEC.

In addition, the SEC allows us to disclose important information to you by referring you to other documents filed separately with the SEC, which we refer to as incorporated documents. Information contained in incorporated documents is considered to be a part of this Proxy Statement, except as otherwise specified below.

This Proxy Statement also incorporates by reference the incorporated documents listed below that we have previously filed with the SEC; provided, however, that we are not incorporating by reference, in each case, any documents, portion of documents or information deemed to have been furnished and not filed in accordance with SEC rules. They contain important information about Histogen, our financial condition or other matters.

•
Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on March 9, 2023.
•
Proxy Statement on Schedule 14A, filed May 1, 2023.
•
Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023 and June 30, 2023, filed on May 11, 2023 and August 10, 2023, respectively.
•
Current Reports on Form 8-K, filed on January 3, 2023, March 14, 2023, April 3, 2023, June 5, 2023, June 21, 2023, July 5, 2023, August 15, 2023, September 18, 2023, September 26, 2023 and October 3, 2023.

In addition, we incorporate by reference any future filings we make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Special Meeting except that we are not incorporating any information that has been or will be furnished pursuant to Item 2.02 or Item 7.01 of a Current Report on Form 8-K or the exhibits related thereto under Item 9.01, unless such information is expressly incorporated herein by reference to a furnished Current Report on Form 8-K or other furnished document. Such documents are considered to be a part of this Proxy Statement, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

You can obtain any of these documents from the SEC, through the SEC’s website at the address described above, or Histogen will provide you with copies of these documents, without charge, upon written or oral request directed to the Company's agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808 or by phone at (302) 636-5401.

If you would like to request documents, please do so by , 2023 to receive them before the Special Meeting. If you request any documents from us, we will undertake to mail them to you by first class mail, or another equally prompt means, within one business day after we receive your request.

ANNEX A

Histogen Inc.

PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Dissolution (the “Plan”) is intended to accomplish the dissolution and liquidation of Histogen Inc., a Delaware corporation (the “Company”), in accordance with Section 275 and other applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”).

1.	Approval and Adoption of Plan. This Plan shall be effective when all of the following steps have been completed:

a.	Resolutions of the Company’s Board of Directors: The Company’s Board of Directors (the “Board”) shall have adopted a resolution or resolutions with respect to the following:

i.	the Board shall deem it advisable for the Company to be dissolved and liquidated completely;

ii.	the Board shall approve this Plan as the appropriate means for carrying out the complete dissolution and liquidation of the Company; and

iii.

the Board may determine that, as part of the Plan (but not as a separate matter arising under Section 271 of the DGCL), it is deemed expedient and in the best interests of the Company to transfer any of the Company’s assets remaining (collectively, the “Remaining Assets”) after satisfaction of all liabilities and obligations of the Company remaining on the date of dissolution of the Company (collectively, the “Remaining Liabilities”) to the Company’s creditors or stockholders, as appropriate.

b.

Adoption of this Plan by the Company’s Stockholders: This Plan, including the dissolution of the Company and those provisions authorizing the Board to proceed with the transfer of the Remaining Assets to the Company’s stockholders and creditors, as appropriate, shall have been approved by the holders of a majority of the voting power of the outstanding capital stock of the Company entitled to vote thereon at a special or annual meeting of the stockholders of the Company called for such purpose by the Board pursuant to Section 275(c) of the DGCL (the “Requisite Holders”). The date of such approval shall be referred to in this Plan as the “Approval Date.”

2.

Dissolution and Liquidation Period. Once the Plan is effective, the steps set forth below shall be completed at such times as the Board, in its absolute discretion, deems necessary, appropriate or advisable:

a.

the filing of a Certificate of Dissolution of the Company (the “Certificate of Dissolution”) pursuant to Section 275 of the DGCL specifying the date (no later than ninety (90) days after the filing) upon which the Certificate of Dissolution shall become effective (the “Effective Date”);

b.

notification to the Financial Industry Regulatory Authority (“FINRA”) of the Effective Date at least 10 calendar days prior thereto pursuant to the FINRA Uniform Practice Code, including a request for withdrawal of the Company’s trading symbol from the Nasdaq Stock Market LLC, if applicable;

c.

from and after the Effective Date, the cessation of all of the Company’s business activities and the withdrawal of the Company from any jurisdiction in which it is qualified to do business, except and insofar as necessary for the sale of its assets and for the proper winding up of the Company pursuant to Section 278 of the DGCL;

d.

the negotiation and consummation of sales and conversion of all of the Remaining Assets of the Company into cash and/or other distribution form, including where appropriate the assumption by the purchaser or purchasers of any or all liabilities of the Company, or if any Remaining Asset shall be deemed to have insignificant commercial value, to take such actions as may be necessary to properly abandon such Remaining Asset under applicable law;

e.

the dissolution and liquidation of any subsidiary entities wholly owned by the Company remaining after the actions taken pursuant to foregoing subparagraph (c), including the cessation of all of the business activities of any such entities and the withdrawal of any such entities from any jurisdiction in which it is qualified to do business, together with such filings as are required under applicable law;

f.	the taking of all actions required or permitted under the dissolution procedures of Section 281(b) of the DGCL; and

g.

the (1) payment or making reasonable provision to pay all claims and obligations of the Company, including all contingent, conditional or unmatured claims known to the Company; (2) making of such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party; and (3) making of such provision as shall be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within ten years after the date of dissolution.

In addition, notwithstanding the foregoing, the Company shall not be required to follow the procedures described in Section 281(b) of the DGCL, and the adoption of the Plan by the stockholders of the Company as provided in Section 1 above shall constitute full and complete authority for the Board and the officers of the Company, without further stockholder action, to proceed with the dissolution and liquidation of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Sections 280 and 281(a) thereof.

3.	Authority of Officers and Directors.

a.

After the Effective Date, the Board may appoint additional or replacement directors or officers, hire employees and retain independent contractors and advisors in connection with the winding up process, and is authorized to pay to the Company’s officers, directors and employees, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, shall be required to undertake, or actually undertake, in connection with the successful implementation of this Plan. Adoption of this Plan by the stockholders of the Company as provided in Section 1 above shall constitute the approval by the Company’s stockholders of the Board’s authorization of the payment of any such compensation.

b.

The adoption of the Plan by the stockholders of the Company as provided in Section 1 above shall constitute full and complete authority for the Board and the officers of the Company, without further stockholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the Board or such officers deem necessary, appropriate or advisable: (1) to dissolve the Company in accordance with the laws of the State of Delaware and cause its withdrawal from all jurisdictions in which it is authorized to do business; (2) to transfer the Remaining Assets to the Company’s stockholders or otherwise to sell, dispose, convey, transfer and deliver, all of the assets and properties of the Company, or to abandon Remaining Assets deemed to not have commercial value; (3) to satisfy or provide for the satisfaction of the Company’s obligations in accordance with Sections 280 and 281 of the DGCL; and (4) for the Board to distribute any properties and assets of the Company and all remaining funds pro rata to the holders of the Common Stock of the Company in accordance with the respective number of shares of such Common Stock then held of record by them as of the Effective Date (“Final Record Stockholders”).

4.	Conversion of Assets Into Cash and/or Other Distributable Form.

a.

Subject to approval by the Board, the officers, employees and agents of the Company shall, as promptly as feasible, proceed to (1) collect all sums due or owing to the Company, (2) sell and convert into cash and/or other distributable form, all the remaining assets and properties of the Company, if any, and (3) out of the assets and properties of the Company, pay, satisfy and discharge or make adequate provision for the payment, satisfaction and discharge of all debts and liabilities of the Company pursuant to Sections 2 and 3 above, including all expenses of the sales of assets and of the dissolution and liquidation provided for by the Plan.

b.

The adoption of the Plan by the stockholders of the Company as provided in Section 1 above shall constitute full and complete authority for any sale, exchange or other disposition of the properties and assets of the Company contemplated by the Plan, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all such contracts for sale, exchange or other disposition. The Company may invest in such interim assets as determined by the Board in its discretion, pending conversion to cash or other distributable forms.

5.	Professional Fees and Expenses.

a.

It is specifically contemplated that the Board may authorize the payment of a retainer fee to a law firm or law firms selected by the Board for legal fees and expenses of the Company, including, among other things, to cover any costs payable pursuant to the indemnification of the Company’s officers or members of the Board provided by the Company pursuant to its certificate of incorporation and bylaws, as amended and/or restated, or the DGCL or otherwise.

b.

In addition, in connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the sole and absolute discretion of the Board, pay any brokerage, agency and other fees and expenses of persons rendering services, including accountants, tax advisors and valuation experts, to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.

6.

Indemnification. The Company shall continue to indemnify its officers, directors, employees and agents in accordance with its certificate of incorporation and bylaws (each as amended to date) and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Board, in its sole and absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover the Company’s obligations hereunder, including without limitation directors’ and officers’ liability coverage for acts and omissions in connection with implementation of this Plan.

7.	Liquidating Distributions.

a.

In the event Stockholder Approval is obtained, liquidating distributions, if any, shall be made from time to time after the filing of the Certificate of Dissolution as provided in Section 1 above and adoption of this Plan by the stockholders to the Final Record Stockholders pro rata based on the number of shares of such common stock then held of record by them; provided that in the opinion of the Board adequate provision has been made for the payment, satisfaction and discharge of all known, unascertained or contingent debts, obligations and liabilities of the Company (including costs and expenses incurred and anticipated to be incurred in connection with the sale and distribution of assets and liquidation of the Company). Liquidating distributions shall be made in cash or to the extent necessary in kind, including in stock of, or ownership interests in, subsidiaries of the Company and remaining assets of the Company, if any. Such distributions may occur in a single distribution or in a series of distributions, in such amounts and at such time or times as the Board in its absolute discretion, and in accordance with Section 281 of the DGCL, may determine; provided, however, that the Company shall complete the distribution of all its properties and assets to its stockholders as provided in this Section in any event on or prior to the tenth anniversary of the Approval Date (the “Final Distribution Date”).

b.

If and to the extent deemed necessary, appropriate or desirable by the Board in its absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property to satisfy claims against the Company and other obligations of the Company (a “Contingency Reserve”), including, without limitations, (1) tax obligations, (2) all expenses of the sale of the Company’s property and assets, if any, (3) the salary, fees and expenses of members of the Board, management and employees, (4) expenses for the collection and defense of the Company’s property and assets, and (5) all other expenses related to the dissolution and liquidation of the Company and the winding-up of its affairs. Any unexpended amounts remaining in a Contingency Reserve shall be distributed to the Company’s stockholders no later than the Final Distribution Date.

c.

As provided in Section 12 below, distributions made pursuant to this Plan shall be treated as made in complete liquidation of the Company within the meaning of the Code and the regulations promulgated thereunder. Subject to Stockholder Approval, the adoption of the Plan by the stockholders of the Company as provided in Section 1 above shall constitute full and complete authority for the making by the Board of all distributions contemplated in this Section 7.

8.

Liquidating Trusts. The Board may but is not required to establish a Liquidating Trust (the “Liquidating Trust”) and distribute assets of the Company to the Liquidating Trust. The Liquidating Trust may be established by agreement with one or more trustees selected by the Board. If the Liquidating Trust is established by agreement with one or more trustees, the trust agreement establishing and governing the Liquidating Trust shall be in form and substance determined by the Board. The trustees shall in general be authorized to take charge of the Company’s property, and to sell and convert into cash any and all corporate non-cash assets and collect the debts and property due and belonging to the Company, with power to prosecute and defend, in the name of the Company, or otherwise, all such suits as may be necessary or proper for the foregoing purposes, and to appoint an agent under it and to do all other acts which might be done by the Company that may be necessary, appropriate or advisable for the final settlement of the unfinished business of the Company.

9.

Unallocated Stockholders. Any cash or other property held for distribution to stockholders of the Company who have not, at the time of the final liquidating distribution, been located shall be transferred to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. Such cash or other property shall thereafter be held by such person(s) solely for the benefit of and ultimate distribution, but without interest thereon, to such former stockholder or stockholders entitled to receive such assets, who shall constitute the sole equitable owners thereof, subject only to such escheat or other laws as may be applicable to unclaimed funds or property, and thereupon all responsibilities and liabilities of the Company with respect thereto shall be satisfied and exhausted. In no event shall any of such assets revert to or become the property of the Company.

10.

Amendment, Modification or Abandonment of Plan. If for any reason the Board determines that such action would be in the best interests of the Company, it may amend, modify or abandon the Plan and all actions contemplated thereunder, including the proposed dissolution of the Company, notwithstanding stockholder approval of the Plan, to the extent permitted by the DGCL; provided, however, that the Board shall not abandon the Plan following the filing of the Certificate of Dissolution without first obtaining stockholder consent. Upon the abandonment of the Plan, the Plan shall be void.

11.

Cancellation of Stock and Stock Certificates. The Liquidating Distribution shall be in complete redemption and cancellation of all of the outstanding shares of capital stock. As a condition to receipt of any Liquidating Distribution, the Board or the trustees, in their absolute discretion, may require the stockholders to (i) surrender their certificates evidencing the capital stock to the Company or its agents for recording of such distributions thereon, or (ii) furnish the Company with evidence satisfactory to the Board or the trustees of the loss, theft or destruction of their certificates evidencing the capital stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board or the trustees. The Board, in its absolute discretion, may direct that the Company’s stock transfer books be closed and recording of transfers of capital stock discontinued and such capital stock treated as no longer being outstanding as of the earliest of (w) the Effective Date, (x) the close of business on the record date fixed by the Board for the first or any subsequent installment of any Liquidating Distribution, (y) the close of business on the date on which the remaining assets of the Company are transferred to the Liquidating Trust, or (z) the date on which the Company files its Certificate of Dissolution under the DGCL, and thereafter certificates representing shares of capital stock will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law.

12.

Stockholder Consent to Sale of Assets. Approval of the proposed dissolution and adoption of the Plan of Dissolution by the Requisite Holders shall constitute the approval of the stockholders of the Company of the dissolution of the Company and the sale, exchange or other disposition in liquidation of all or substantially all of the property and assets of the Company pursuant to the terms hereof, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of the Plan of Dissolution.

13.

Liquidation under Code Sections 331 and 336. It is intended that this Plan shall be a plan of complete liquidation of the Company in accordance with the terms of Sections 331 and 336 of the Code. The Plan shall be deemed to authorize the taking of such action as, in the opinion of counsel to the Company, may be necessary to conform with the provisions of said Sections 331 and 336 and the regulations promulgated thereunder.

14.

Filing of Tax Forms. The appropriate officers of the Company are authorized and directed, within thirty (30) days after the effective date of the Plan, to execute and file a United States Treasury Form 966 pursuant to Section 6043 of the Code and such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with this Plan and the carrying out thereof.

15.

Power of Board of Directors and Officers. The Board is hereby authorized, without further action by the Company’s stockholders, to do and perform, or cause the officers of the Company, subject to approval of the Board, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, in the absolute discretion of the Board, to implement the Plan of Dissolution and the transactions contemplated hereby, including, without limitation, all filings or acts required by any state or Federal law or regulation to wind up its affairs.

HISTOGEN INC. P.O. BOX 8016 CARY, NC 27512-9903SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on , 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HSTO2023SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on , 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V24329-S74933 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. HISTOGEN INC. The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1. To approve the liquidation and dissolution of the Company pursuant to the Plan of Liquidation and Dissolution (the “Plan of Dissolution”) which, if approved, will authorize the Company to liquidate and dissolve the Company in accordance with the Plan of Dissolution. 2. To approve the adjournment from time to time of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Plan of Dissolution. NOTE: Transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V24330-S74933 HISTOGEN INC. Special Meeting of Stockholders , 2023 AM, Pacific Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Susan A. Knudson, as the true and lawful attorney of the undersigned, with full power of substitution and revocation, and authorizes her, to vote all the shares of capital stock of Histogen Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorney to vote in her discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote the shares unless you sign (on the reverse side) and return this card. Continued and to be signed on reverse side

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